UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.___)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

MANHATTAN PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: N/A
	(2)	Aggregate number of securities to which transaction applies: N/A
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A
	(4)	Proposed maximum aggregate value of transaction: N/A
	(5)	Total fee paid: N/A

☐		Fee paid previously with preliminary materials.
☐		Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid: N/A
	(2)	Form, Schedule or Registration Statement No.: N/A
	(3)	Filing Party: N/A
	(4)	Date Filed: N/A

MANHATTAN PHARMACEUTICALS, INC.

787 Seventh Avenue, 48th Floor

New York, New York 10019

Dear Stockholder:

You are cordially invited to the Annual Meeting of Stockholders (the “Annual Meeting”) of Manhattan Pharmaceuticals, Inc. (“Manhattan” or the “Company”), to be held at 10:00 a.m. local time, on Monday, April 16, 2012, at the offices of our legal counsel, Alston & Bird LLP, located at 90 Park Avenue, New York, New York 10016. At the meeting, the stockholders will be asked to (i) elect five directors for a term of one year , (ii) authorize our Board of Directors (the “Board”), at its discretion, to amend our Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), to effect up to two reverse stock splits of our issued and outstanding shares of common stock, par value $0.001 per share (“Common Stock”), (iii) authorize the Board, at its discretion, to amend our Certificate of Incorporation, to change Manhattan’s name to “TG Therapeutics, Inc.,” (iv) authorize the adoption of the 2012 Incentive Plan, and (v) ratify the appointment of J.H. Cohn LLP as our independent registered public accounting firm for the year ending December 31, 2012. You will also have the opportunity to ask questions and make comments at the meeting.

It is important that your stock be represented at the meeting regardless of the number of shares you hold. You are encouraged to specify your voting preferences by marking our proxy card and returning it as directed. If you do attend the meeting and wish to vote in person, you may revoke your proxy at the meeting.

If you have any questions about the proxy statement or the accompanying 2011 Annual Report, please contact Sean A. Power, our Chief Financial Officer at (212) 554-4305.

We look forward to seeing you at the Annual Meeting.

Sincerely,

Michael S. Weiss
Executive Chairman, Interim Chief Executive Officer and President

March 15, 2012

New York, New York

MANHATTAN PHARMACEUTICALS, INC.

787 Seventh Avenue, 48th Floor

New York, New York 10019

NOTICE OF Annual Meeting OF STOCKHOLDERS

The Annual Meeting of Stockholders of Manhattan Pharmaceuticals, Inc. will be held at the offices of our legal counsel, Alston & Bird LLP, located at 90 Park Avenue, New York, New York 10016, on Monday, April 16, 2012, at 10:00 a.m., local time. At the meeting, stockholders will consider and act on the following items:

1.	Elect five directors for a term of one year;

2.	To authorize our Board, at its discretion, to amend our Certificate of Incorporation to effect up to two reverse stock splits of our issued and outstanding shares of Common Stock;

3.	To authorize the Board, at its discretion, to amend our Certificate of Incorporation, to change Manhattan’s name to “TG Therapeutics, Inc.”;

4.	To authorize the adoption of the 2012 Incentive Plan;

5.	Ratify the appointment of J.H. Cohn LLP as our independent registered public accounting firm for the year ending December 31, 2012

6.	The transaction of any other business that may properly come before the Annual Meeting or any adjournment of the Annual Meeting.

Only those stockholders of record as of the close of business on March 9, 2012, are entitled to vote at the Annual Meeting or any postponements or adjournments thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available for your inspection beginning March 10, 2012, at our offices located at 787 Seventh Avenue, New York, New York 10019, between the hours of 10:00 a.m. and 5:00 p.m., local time, each business day.

YOUR VOTE IS IMPORTANT!

You may vote your shares by completing and returning the enclosed proxy card, or by logging onto www.proxyvote.com and with your proxy card in hand, follow the instructions.

Submitting your proxy does not affect your right to vote in person if you decide to attend the Annual Meeting. You are urged to submit your proxy as soon as possible, regardless of whether or not you expect to attend the Annual Meeting. You may revoke your proxy at any time before it is exercised at the Annual Meeting by (i) delivering written notice to our Corporate Secretary, Sean Power, at our address above, (ii) submitting a later dated proxy card, or (iii) attending the Annual Meeting and voting in person. No revocation under (i) or (ii) will be effective unless written notice or the proxy card is received by our Corporate Secretary at or before the Annual Meeting.

When you submit your proxy, you authorize Michael Weiss and Sean Power to vote your shares at the Annual Meeting and on any adjournments of the Annual Meeting in accordance with your instructions.

By Order of the Board of Directors,

Sean A. Power
Corporate Secretary

March 15, 2012

New York, New York

MANHATTAN PHARMACEUTICALS, INC.

787 Seventh Avenue, 48th Floor

New York, New York 10019

Phone: (212) 554-4305

Fax: (212) 554-4531

PROXY STATEMENT

This proxy statement and the accompanying proxy card are being mailed beginning on or about March 15, 2012, to the owners of shares of common and Series A Preferred Stock of Manhattan as of March 9, 2012, in connection with the solicitation of proxies by our Board for the Annual Meeting.

The Annual Meeting will take place at the offices of our legal counsel, Alston & Bird LLP, located at 90 Park Avenue, New York, New York 10016 on Monday, April 16, 2012, at 10:00 a.m., local time. Our Board encourages you to read this document thoroughly and take this opportunity to vote, via proxy, on the matters to be decided at the Annual Meeting. As discussed below, you may revoke your proxy at any time before your shares are voted at the Annual Meeting.

Table of Contents

Proxy Statement
Questions and Answers	3

What is the purpose of the Annual Meeting?	3
Who is entitled to vote at our Annual Meeting?	3
How do I vote?	3
What is a proxy?	3
How will my shares be voted if I vote by proxy?	3
How do I revoke my proxy?	4
Is my vote confidential?	4
How are votes counted?	4
What constitutes a quorum at the Annual Meeting?	4
What vote is required to elect our directors for a one-year term?	4
What vote is required to authorize our Board, at its discretion, to amend our Certificate of Incorporation, to effect up to two reverse stock splits of our issued and outstanding shares of Common Stock?	4
What vote is required to authorize the Board, at its discretion, to amend our Certificate of Incorporation, to change Manhattan’s name to “TG Therapeutics, Inc.”?	5
What vote is required to adopt the 2012 Incentive Plan?	5
What vote is required to ratify J.H. Cohn LLP as our independent registered public accounting firm for the year ending December 31, 2012?	5
What percentage of our outstanding common stock do our directors and executive officers own?	5
Who was our independent public accountant for the year ending December 31, 2011? Will they be represented at the Annual Meeting?	5
How can I obtain a copy of our annual report on Form 10-K?	5
Corporate Governance	6
Our Board of Directors	6
Communicating with the Board of Directors	8
Audit Committee	8
Compensation Committee	8
Nominating Process	9
Independent Registered Public Accounting Firm Fees and Other Matters	10
Audit Fees	10
Audit-Related Fees	10
Tax Fees	10
All Other Fees	10
Pre-Approval of Services	10
Report of the Audit Committee	12
Change of Control	13
Our Executive Officers	14
Executive Officers	14
Executive Compensation	15
Summary Compensation Table	15
Outstanding Equity Awards at 2011 Fiscal Year End	16
Employment Agreements	17
Director Compensation	19
Director Compensation Program	19
2011 Director Compensation	19
Section 16(a) Beneficial Ownership Reporting Compliance	21
Related-Person Transactions	22
Stock Ownership of Our Directors, Executive Officers, and 5% Beneficial Owners	23

1

Proposal One: Election of Directors; Nominees	25
Proposal Two: To authorize our Board, at its discretion, to amend our Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to effect up to two reverse stock splits of our issued and outstanding shares of common stock	26
Proposal Three: To authorize the Board, at its discretion, to amend our Certificate of Incorporation, to change Manhattan’s name to “TG Therapeutics, Inc.”	31
Proposal Four: To Authorize the Adoption of the 2012 Incentive Plan	32
Proposal Five: Ratification of Appointment Of J.H. Cohn LLP as our Independent Registered Public Accounting Firm	39
Additional Information	40
Householding of Annual Meeting Materials	40
Stockholder Proposals for Our Annual Meeting	40
Other Matters	40
Solicitation of Proxies	40
Incorporation of Information by Reference	40
Appendix A: Form of Certificate of Amendment to Effect Stock Split	41
Appendix B: Form of Certificate of Amendment to Effect Name Change	42
Appendix C: 2012 Incentive Plan	43

2

QUESTIONS AND ANSWERS

Q. What is the purpose of the Annual Meeting?

A.	At the Annual Meeting, our stockholders will act upon the matters outlined in the Notice of Annual Meeting of Stockholders accompanying this proxy statement, including (i) electing five directors for a term of one year, (ii) to authorize our Board, at its discretion, to amend our Certificate of Incorporation to effect up to two reverse stock splits of our issued and outstanding shares of Common Stock, (iii) to authorize the Board, at its discretion, to amend our Certificate of Incorporation to change Manhattan’s name to “TG Therapeutics, Inc.”, (iv) to authorize the adoption of the 2012 Incentive Plan and (v) to ratify the appointment of J.H. Cohn LLP as our independent registered public accounting firm for the year ending December 31, 2012.

Q. Who is entitled to vote at our Annual Meeting?

A.	The record holders of our Common Stock and our Series A Preferred Stock, par value $0.001 per share (“Series A Preferred Stock”) at the close of business on the record date, March 9, 2012, may vote at the Annual Meeting. Each share of Common Stock is entitled to one vote. Each share of our Series A Preferred Stock is convertible into 500 shares of Common Stock, and votes on an as-converted basis with the Common Stock. There were [284,683,949] shares of Common Stock outstanding and [1,108,816] shares of Series A Preferred Stock (convertible into [554,408,000] shares of Common Stock) outstanding on the record date and entitled to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting, including the address of and number of shares held by each stockholder of record, will be available for your inspection beginning March 10, 2012, at our offices located at 787 Seventh Avenue, New York, New York 10019, between the hours of 10:00 a.m. and 5:00 p.m., local time, each business day.

Q. How do I vote?

A.	You may vote in person at the Annual Meeting, by use of a proxy card, via Internet via www.proxyvote.com, or by telephone as indicated in the proxy card.

Q. What is a proxy?

A.	A proxy is a person you appoint to vote your shares on your behalf. If you are unable to attend the Annual Meeting, our Board is seeking your appointment of a proxy so that your shares may be voted. If you vote by proxy, you will be designating Michael Weiss, our Executive Chairman, Interim Chief Executive Officer and President, and Sean Power, our Chief Financial Officer, Treasurer and Corporate Secretary, as your proxies. Mr. Weiss and/or Mr. Power may act on your behalf and have the authority to appoint a substitute to act as your proxy.

Q. How will my shares be voted if I vote by proxy?

A.	Your proxy will be voted according to the instructions you provide. If you complete and submit your proxy but do not otherwise provide instructions on how to vote your shares, your shares will be voted (i) “FOR” the individuals nominated to serve as members of our Board of Directors, (ii) “FOR” authorizing our Board, at its discretion, to amend our Certificate of Incorporation, to effect up to two reverse stock splits of our issued and outstanding shares of Common Stock, (iii) “FOR” authorizing the Board, at its discretion, to amend our Certificate of Incorporation, to change Manhattan’s name to “TG Therapeutics, Inc.”, (iv) “FOR” the adoption of the 2012 Incentive Plan, and (v) “FOR” the ratification of J.H. Cohn LLP as our independent registered public accounting firm for the year ending December 31, 2012. Presently, our Board does not know of any other matter that may come before the Annual Meeting. However, your proxies are authorized to vote on your behalf, using their discretion, on any other business that properly comes before the Annual Meeting.

3

Q. How do I revoke my proxy?

A.	You may revoke your proxy at any time before your shares are voted at the Annual Meeting by:

•	delivering written notice to our Corporate Secretary, Sean Power, at our address above;

•	submitting a later dated proxy card or voting again via the Internet; or

•	attending the Annual Meeting and voting in person.

Q. Is my vote confidential?

A.	Yes. All votes remain confidential, unless you provide otherwise.

Q. How are votes counted?

A.	Before the Annual Meeting, our Board of Directors will appoint one or more inspectors of election for the meeting. The inspector(s) will determine the number of shares represented at the meeting, the existence of a quorum and the validity and effect of proxies. The inspector(s) will also receive, count, and tabulate ballots and votes and determine the results of the voting on each matter that comes before the Annual Meeting.

Abstentions and votes withheld, and shares represented by proxies reflecting abstentions or votes withheld, will be treated as present for purposes of determining the existence of a quorum at the Annual Meeting. They will not be considered as votes “for” or “against” any matter for which the stockholder has indicated their intention to abstain or withhold their vote. Broker or nominee non-votes, which occur when shares held in “street name” by brokers or nominees who indicate that they do not have discretionary authority to vote on a particular matter, will not be considered as votes “for” or “against” that particular matter. Broker and nominee non-votes will be treated as present for purposes of determining the existence of a quorum, and may be entitled to vote on certain matters at the Annual Meeting.

Q. What constitutes a quorum at the Annual Meeting?

A.	In accordance with Delaware law (the law under which we are incorporated) and our amended and restated bylaws, the presence at the Annual Meeting, by proxy or in person, of the holders of a majority of the outstanding shares of the capital stock entitled to vote at the Annual Meeting constitutes a quorum, thereby permitting the stockholders to conduct business at the Annual Meeting. Abstentions, votes withheld, and broker or nominee non-votes will be included in the calculation of the number of shares considered present at the Annual Meeting for purposes of determining the existence of a quorum.

If a quorum is not present at the Annual Meeting, a majority of the stockholders present in person and by proxy may adjourn the meeting to another date. If an adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting by our Board, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the adjourned meeting. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the originally called meeting.

Q. What vote is required to elect our directors for a one-year term?

A.	The affirmative vote of a plurality of the votes of the shares present, in person or by proxy, at the Annual Meeting is required for the election of each of the nominees for director. “Plurality” means that the nominees receiving the largest number of votes up to the number of directors to be elected at the Annual Meeting will be duly elected as directors. Abstentions, votes withheld, and broker or nominee non-votes will not affect the outcome of director elections.

Q. What vote is required to authorize our Board, at its discretion, to amend our Certificate of Incorporation, to effect up to two reverse stock splits of our issued and outstanding shares of Common Stock?

A.	The affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter. Abstentions and votes withheld will have the same effect as a negative vote. However, broker or nominee non-votes, and shares represented by proxies reflecting broker or nominee non-votes, will not have the effect of a vote against this proposal as they are not considered to be present and entitled to vote on this matter.

4

Q. What vote is required to authorize the Board, at its discretion, to amend our Certificate of Incorporation, to change Manhattan’s name to “TG Therapeutics, Inc.”?

A.	The affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter. Abstentions and votes withheld will have the same effect as a negative vote. However, broker or nominee non-votes, and shares represented by proxies reflecting broker or nominee non-votes, will not have the effect of a vote against this proposal as they are not considered to be present and entitled to vote on this matter.

Q. What vote is required to adopt the 2012 Incentive Plan?

A.	The affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter. Abstentions and votes withheld will have the same effect as a negative vote. However, broker or nominee non-votes, and shares represented by proxies reflecting broker or nominee non-votes, will not have the effect of a vote against this proposal as they are not considered to be present and entitled to vote on this matter.

Q. What vote is required to ratify J.H. Cohn LLP as our independent registered public accounting firm for the year ending December 31, 2012?

A. The affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote at the Annual Meeting is required to approve the ratification of J.H. Cohn LLP as our independent registered public accounting firm for the year ending December 31, 2012. Abstentions and votes withheld will have the same effect as a negative vote. However, broker or nominee non-votes, and shares represented by proxies reflecting broker or nominee non-votes, will not have the effect of a vote against this proposal as they are not considered to be present and entitled to vote on this matter.

Q. What percentage of our outstanding Common Stock and Series A Preferred Stock do our directors and executive officers own?

A.	As of March 9, 2012, our directors and executive officers owned, or have the right to acquire, approximately 25.8% of our outstanding Common Stock (calculated on an as-converted basis with regard to the Series A Preferred Stock). See the discussion under the heading “Stock Ownership of Our Directors, Executive Officers, and 5% Beneficial Owners” on page 23 for more details.

Q. Who was our independent public accountant for the year ending December 31, 2011? Will they be represented at the Annual Meeting?

A.	J.H. Cohn LLP is the independent registered public accounting firm that audited our financial statements for the year ending December 31, 2011. We expect a representative of J.H. Cohn LLP to be present at the Annual Meeting. The representative will have an opportunity to make a statement and will be available to answer your questions.

Q. How can I obtain a copy of our annual report on Form 10-K?

A.	We have filed our annual report on Form 10-K for the year ended December 31, 2011, with the Securities and Exchange Commission (“SEC”). The annual report on Form 10-K is also included in the 2011 Annual Report to Stockholders. You may obtain, free of charge, a copy of our annual report on Form 10-K, including financial statements and exhibits, by writing to our corporate secretary, Sean Power, or by email at info@tgtxinc.com. Upon request, we will also furnish any exhibits to the annual report on Form 10-K as filed with the SEC.

5

CORPORATE GOVERNANCE

Our Board of Directors

Our amended and restated bylaws provide that the Board shall consist of one or more members, as determined from time to time by resolution of the Board. Currently, our Board consists of two members, with three members listed as Director-Nominees. The following individuals are being nominated to serve on our Board (See “Proposal 1 – Election of Directors; Nominees”):

Name	Age	Position	Director Since
Michael S. Weiss	45	Executive Chairman, Interim Chief Executive Officer and President	2011
Neil Herskowitz	[55]	Director	2004
Laurence N. Charney	[64]	Director-Nominee	2012
William J. Kennedy	[67]	Director-Nominee	2012
Mark Schoenebaum, M.D.	[38]	Director-Nominee	2012

The Board does not have a formal policy regarding the separation of the roles of Chief Executive Officer and Executive Chairman, as the Board believes that it is in the best interests of the Company to make that determination based on the direction of the Company and the current membership of the Board. The Board has determined that having a director who is an executive officer serve as the Chairman is in the best interest of the Company’s stockholders at this time.

Manhattan has a risk management program overseen by Michael Weiss, our Executive Chairman, Interim Chief Executive Officer and President. Mr. Weiss identifies material risks and prioritizes them for our Board. Our Board regularly reviews information regarding our credit, liquidity, and operations, as well as the risks associated with each.

Though not a listed company, Manhattan adheres to the corporate governance standards adopted by the Nasdaq Stock Market (“Nasdaq”). Nasdaq rules require our Board to make an affirmative determination as to the independence of each director. Consistent with these rules, our Board undertook its annual review of director independence on [March __, 2012]. During the review, our Board considered relationships and transactions during 2011 and during the past three fiscal years between each director or any member of his immediate family, on the one hand, and the Company and our subsidiaries and affiliates, on the other hand. The purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent. Based on this review, our Board determined that of the two current members of our Board, one, Neil Herskowitz, is independent under the criteria established by Nasdaq and by our Board.

The following biographies set forth the names of our director nominees, their ages, the year in which they first became directors, their positions with us, their principal occupations and employers for at least the past five years, any other directorships held by them during the past five years in companies that are subject to the reporting requirements of the Securities Exchange Act of 1934 (the “Exchange Act”), or any company registered as an investment company under the Investment Company Act of 1940, as well as additional information, all of which we believe sets forth each director nominee’s qualifications to serve on the Board. There is no family relationship between and among any of our executive officers or directors. There are no arrangements or understandings between any of our executive officers or directors and any other person pursuant to which any of them are elected as an officer or director.

6

Michael S. Weiss, 45, has served as Manhattan’s Executive Chairman, Interim Chief Executive Officer and President since December 2011. Mr. Weiss is co-founder, managing partner and principal of Opus Point Partners since 2008. He has also served as a director and the non-executive chairman of the board of directors of National Holdings Corporation since January 19, 2011 and is one of the principal stockholders of National Holdings Corporation. Mr. Weiss earned his J.D. from Columbia Law School and his B.S. in Finance from the University at Albany. He began his professional career as a lawyer with Cravath, Swaine & Moore. In 1999, Mr. Weiss founded Access Oncology which was later acquired by Keryx Biopharmaceuticals (NASDAQ: KERX) in 2004. Following the merger, Mr. Weiss remained as CEO of Keryx and grew the company to close to a $1BB market capitalization company at its peak. While at Keryx, he raised over $150MM in equity capital through public and private offerings, executed a $100MM+ strategic alliance, negotiated multiple Special Protocol Assessments agreements with the FDA and managed multiple large clinical trials.

Neil Herskowitz, 55, has served on our Board since July 2004. He has served as the Managing Member of ReGen Partners LLC, an investment fund located in New York, and as the President of its affiliate, Riverside Claims LLC since June 2004. Mr. Herskowitz has previously served as a director and Audit Committee Chairman of Chelsea Therapeutics (CHTP) a publicly traded pharmaceutical development company. He also serves on the board of directors of Starting Point Services for Children, a not-for-profit corporation. Mr. Herskowitz received a B.B.A. in Finance from Bernard M. Baruch College in 1978.

Laurence N. Charney, 64, was nominated to our Board in March 2012.  Since 2007, Mr. Charney has served as a business strategist and financial advisor to Boards, CEOs and investors. Previously, from 1970 through June 2007, Mr. Charney was a senior audit partner at  Ernst & Young, LLP, a registered public accounting firm, retiring as a practice leader in the Americas Quality and Risk Management Group. Mr. Charney currently serves as a director and audit committee member of Iconix Brand Group, Inc., and as a director and audit committee chairman of Pacific Drilling S.A. In addition, Mr. Charney previously served as a director and audit committee member of Marvel Entertainment, Inc., Mrs. Fields Original Cookies, and Pure Biofuels, Inc. In addition to his extensive experience on the boards of various corporate entities, Mr. Charney is also very active on the boards of several non-profit organizations. Mr. Charney graduated with a B.B.A. degree from Hofstra University and completed the Executive MBA in Business program at Columbia University.

William J. Kennedy, PhD., 67, was nominated to our Board in March 2012. Dr. Kennedy is a regulatory affairs professional with over 27 years of domestic and international experience. Prior to his retirement, Dr. Kennedy was Vice President for Regulatory Affairs for Zeneca Corporation. Dr. Kennedy has successfully managed the development, preparation, submission and approval of dozens of NDAs and major SNDAs. Dr. Kennedy has helped shape regulatory policy in the United States continuously since 1988, as a member and Chairman of PhRMA's Regulatory Affairs Coordinating Committee, as PhRMA's Chief Negotiator with Congress and FDA for FDAMA, and as the Co-Chairman of PhRMA's PDUFA III Steering Committee. Before joining the pharmaceutical industry, Dr. Kennedy was an Associate Research Professor at Yale Medical School. Dr. Kennedy is the author of several articles and is an often sought after speaker for his insight into the regulatory process. He co-founded the website PDUFADate.com which provides regulatory opinions to the financial community. Dr. Kennedy was the recipient of RAP's prestigious Special Recognition Award in 1998. Dr. Kennedy has been an independent consultant to the Pharmaceutical Industry since 1999.

Mark Schoenebaum, M.D., 38, was nominated to our Board in March 2012. Mr. Schoenebaum is a Senior Managing Director and heads ISI’s Health Care Research Team. He is also ISI’s Biotechnology & Pharmaceuticals major analyst. He has been ranked Institutional Investor #1 biotechnology analyst for the past seven years. In addition, Mr. Schoenebaum has been highly ranked in the Greenwich Associates survey for several years. Prior to joining ISI in 2010, Mr. Schoenebaum spent two years at Deutsche Bank as a Managing Director and Senior Biotechnology Analyst. Prior to that, he held a similar position at Bear Stearns. Mr. Schoenebaum graduated from Indiana University with highest distinction in 1996 with a B.A. and received an M.D. from the Johns Hopkins University School of Medicine in 2000.

During 2011, our Board held three meetings. During 2011, the only nominee serving at the time of those meetings attended at least 75% of the meetings of the Board and the meetings of those committees on which he served. It is our expectation that all of the directors standing for election will attend this year’s Annual Meeting.

On December 28, 2011 the Board held a meeting and resolved to enter into an Exchange Transaction Agreement (the "Exchange Transaction Agreement") with Opus Point Partners, LLC, a Delaware limited liability company ("Opus") and TG Therapeutics, Inc., a Delaware corporation ("TG"). Under the Exchange Transaction Agreement, Opus exchanged its shares of common stock in TG for shares of Series A Preferred Stock. The exchange ratio was $2.25, divided by $.04 divided by 500. As a result, Opus received 281,250 shares of Series A Preferred Stock. Furthermore, the Exchange Transaction Agreement provided that each holder of restricted TG common stock outstanding on December 29, 2011 receive restricted shares of Series A Preferred Stock using the same exchange ratio, and such shares would carry the same restrictions that existed prior to the execution of the Exchange Transaction Agreement.

7

Each share of Series A Preferred Stock is convertible into 500 shares of Common Stock provided that such conversion rights are subject to sufficient available authorized shares of Common Stock.

The Exchange Transaction Agreement permitted Opus the unilateral right to set the number of members of the Board of the Company at six members at any time and then appoint an additional three members of the Board of the Company to the vacant seats, until the later of (x) two years from December 29, 2011, or (y) the date on which Opus owns less than 10% of the equity securities of the Company on an aggregate basis.

Communicating with the Board of Directors

Our Board has established a process by which stockholders can send communications to the Board. You may communicate with the Board as a group, or to specific directors, by writing to Sean Power, our Corporate Secretary, at our offices located at 787 Seventh Avenue, 48th Floor, New York, New York 10019. The Corporate Secretary will review all such correspondence and regularly forward to the Board a summary of all correspondence and copies of all correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the Board or committees thereof or that he otherwise determines requires their attention. Directors may at any time review a log of all correspondence we receive that is addressed to members of our Board and request copies of any such correspondence. Concerns relating to accounting, internal controls, or auditing matters may be communicated in this manner, or may be submitted on an anonymous basis via e-mail at info@tgtxinc.com. These concerns will be immediately brought to the attention of our Board and handled in accordance with procedures established by our Board.

Audit Committee

The Board of Directors did not have a formally constituted Audit Committee in 2011, so the entire Board currently acts as the Audit Committee.

The Audit Committee held four meetings during the fiscal year ended December 31, 2011. At this time, the Company’s Audit Committee has no formal charter, but following the election of the current slate of directors at the Annual Meeting, we intend to adopt a charter setting forth the duties and responsibilities of the Audit Committee. Currently, such duties and responsibilities include reviewing and monitoring our financial statements and internal accounting procedures, selecting our independent registered public accounting firm and consulting with and reviewing the services provided by our independent registered public accounting firm. Our Audit Committee has sole discretion over the retention, compensation, evaluation and oversight of our independent registered public accounting firm.

The SEC requires that at least one member of the Audit Committee have a “heightened” level of financial and accounting sophistication. Such a person is known as the “audit committee financial expert” under the SEC’s rules. Our Board has determined that Neil Herskowitz is an “audit committee financial expert,” as the SEC defines that term, and is an independent member of our Board of Directors and our Audit Committee. Please see Mr. Herskowitz’s biography on page 7 for a description of his relevant experience.

The report of the Audit Committee can be found on page 12 of this proxy statement.

Compensation Committee

The Company does not currently have a standing Compensation Committee, but upon election of the current slate of directors we intend to establish a Compensation Committee and adopt a charter therefor. Currently, the duties of a formal Compensation Committee are fulfilled by the entire Board, with such duties including evaluation of the performance of the Chief Executive Officer and our other executive officers, determining the overall compensation of the Chief Executive Officer and our other executive officers and administering all executive compensation programs, including, but not limited to, our incentive and equity-based plans. The Board also evaluates the performance of the Chief Executive Officer and our other executive officers on an annual basis and reviews and approves on an annual basis all compensation programs and awards relating to such officers. The Board applies discretion in the determination of individual executive compensation packages to ensure compliance with the Company’s compensation philosophy. The Chief Executive Officer makes recommendations to the Board with respect to the compensation packages for officers other than himself. The Board may engage a compensation consultant to conduct a review of its executive compensation programs in 2012. The Committee did not engage a compensation consultant in 2011.

8

Nominating Process

We do not currently have a nominating committee or any other committee serving a similar function. Director nominations are approved by a vote of a majority of our independent directors as required under the Nasdaq rules and regulations. Although we do not have a written charter in place to select director nominees, our Board intends to adopt resolutions regarding the director nomination process following the Annual Meeting. It is our intention that the process to be adopted will function to select director nominees who will be valuable members of our Board.

Our independent directors currently identify potential nominees to serve as directors through a variety of business contacts, including current executive officers, directors, community leaders and stockholders. The independent directors may, to the extent they deem appropriate, retain a professional search firm and other advisors to identify potential nominees.

Our independent directors will also consider candidates recommended by stockholders for nomination to our Board. A stockholder who wishes to recommend a candidate for nomination to our Board must submit such recommendation to our Corporate Secretary, Sean Power, at our offices located at 787 Seventh Avenue, 48th Floor, New York, New York 10019. Any recommendation must be received not less than 60 calendar days nor more than 90 calendar days before the anniversary date of the previous year’s annual meeting. All stockholder recommendations of candidates for nomination for election to our Board must be in writing and must set forth the following: (i) the candidate’s name, age, business address, and other contact information, (ii) the number of shares of Common Stock and Series A Preferred Stock beneficially owned by the candidate, (iii) a complete description of the candidate’s qualifications, experience, background and affiliations, as would be required to be disclosed in the proxy statement pursuant to Schedule 14A under the Exchange Act, (iv) a sworn or certified statement by the candidate in which he or she consents to being named in the proxy statement as a nominee and to serve as director if elected, and (v) the name and address of the stockholder(s) of record making such a recommendation.

We believe that our Board as a whole should encompass a range of talent, skill, and expertise enabling it to provide sound guidance with respect to our operations and interests. Our independent directors evaluate all candidates to our Board by reviewing their biographical information and qualifications. If the independent directors determine that a candidate is qualified to serve on our Board, such candidate is interviewed by at least one of the independent directors and our Chief Executive Officer. Members of the Board also have an opportunity to interview qualified candidates. The independent directors then determine, based on the background information and the information obtained in the interviews, whether to recommend to the Board that the candidate be nominated for approval by the stockholders to fill a directorship. With respect to an incumbent director whom the independent directors are considering as a potential nominee for re-election, the independent directors review and consider the incumbent director’s service during his or her term, including the number of meetings attended, level of participation, and overall contribution to the Board. The manner in which the independent directors evaluate a potential nominee will not differ based on whether the candidate is recommended by our directors or stockholders.

We consider the following qualifications, among others, when making a determination as to whether a person should be nominated to our Board: the independence of the director nominee; the nominee’s character and integrity; financial literacy; level of education and business experience, including experience relating to biopharmaceutical companies; whether the nominee has sufficient time to devote to our Board; and the nominee’s commitment to represent the long-term interests of our stockholders. We review candidates in the context of the current composition of the Board and the evolving needs of our business. We believe that each of the current members of our Board (who are also our director nominees) has the requisite business, biopharmaceutical, financial or managerial experience to serve as a member of the Board, as described above in their biographies under the heading “Our Board of Directors.” We also believe that each of the current members of our Board has other key attributes that are important to an effective board, including integrity, high ethical standards, sound judgment, analytical skills, and the commitment to devote significant time and energy to service on the Board and its committees.

We do not have a formal policy in place with regard to the consideration of diversity in considering candidates for our Board, but the Board strives to nominate candidates with a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills and expertise to oversee our business.

9

INDEPENDENT registered public accounting firM FEES AND OTHER MATTERS

J.H. Cohn LLP, the independent registered public accounting firm that audited our financial statements for the years ended December 31, 2011, and December 31, 2010 has served as our independent registered public accounting firm since 2002. We expect a representative of J.H. Cohn LLP to be present at the Annual Meeting. The representative will have an opportunity to make a statement and will be available to answer your questions.

Our Board has asked the stockholders to ratify the selection of J.H. Cohn LLP as our independent registered public accounting firm. See Proposal Five: Ratification of Appointment of J.H. Cohn LLP as Our Independent Registered Public Accounting Firm on page 39 of this proxy statement. The Board has reviewed the fees described below and concluded that the payment of such fees is compatible with maintaining J.H. Cohn LLP’s independence. All proposed engagements of J.H. Cohn LLP, whether for audit services, audit-related services, tax services, or permissible non-audit services, were pre-approved by our Board.

Audit Fees

For the fiscal years ended December 31, 2011 and December 31, 2010, J.H. Cohn LLP billed us an aggregate of approximately $105,322 and $97,542, respectively, in fees for the professional services rendered in connection with the audits of our annual financial statements included in our Annual Reports on Form 10-K for those two fiscal years and the review of our financial statements included in our Quarterly Reports on Form 10-Q during those two fiscal years.

Audit-Related Fees

During the fiscal years ended December 31, 2011 and December 31, 2010, J.H. Cohn LLP billed us an aggregate of approximately $0 and $13,785, respectively, in fees for audit-related services reasonably related to the performance of the audits and reviews for those two fiscal years, in addition to the fees described above under the heading “Audit Fees.” These fees include review of registration statements.

Tax Fees

During the fiscal years ended December 31, 2011 and December 31, 2010, J.H. Cohn LLP billed us an aggregate of approximately $0 and $7,500, respectively, for professional services rendered for tax compliance, tax advice, and tax planning services. These professional services consisted of general consultation from time to time regarding compliance with and planning for federal, state, local, and international tax matters.

All Other Fees

During the fiscal years ended December 31, 2011 and December 31, 2010, we were not billed by J.H. Cohn LLP for any fees for services, other than those described above, rendered to us and our affiliates for those two fiscal years.

Pre-Approval of Services

Our Board has established a policy setting forth the procedures under which services provided by our independent registered public accounting firm will be pre-approved by our Board. The potential services that might be provided by our independent registered public accounting firm fall into two categories:

•	Services that are permitted, including the audit of our annual financial statements, the review of our quarterly financial statements, related attestations, benefit plan audits and similar audit reports, financial and other due diligence on acquisitions, and federal, state, and non-US tax services; and

•	Services that may be permitted, subject to individual pre-approval, including compliance and internal-control reviews, indirect tax services such as transfer pricing and customs and duties, and forensic auditing.

10

Services that our independent registered public accounting firm may not legally provide include such services as bookkeeping, certain human resources services, internal audit outsourcing, and investment or investment banking advice.

All proposed engagements of our independent registered public accounting firm, whether for audit services or permissible non-audit services, are pre-approved by the Board. We jointly prepare a schedule with our independent registered public accounting firm that outlines services that we reasonably expect we will need from our independent registered public accounting firm, and categorize them according to the classifications described above. Each service identified is reviewed and approved or rejected by the Board.

11

Report of THE Audit Committee

In monitoring the preparation of our financial statements, the Audit Committee met with both management and J.H. Cohn LLP, our independent registered public accounting firm for the year ended December 31, 2011, to review and discuss all financial statements prior to their issuance and to discuss any and all significant accounting issues. Management and our independent registered public accounting firm advised the Audit Committee that each of the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee’s review included a discussion of the matters required to be discussed pursuant to the Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended, (Codification of Statements on Auditing Standards, AU Section 380) as adopted by the Public Company Accounting Oversight Board (PCAOB) in Rule 3200T, or SAS 61. SAS 61 requires our independent registered public accounting firm to discuss with the Audit Committee, among other things, the following:

•	Methods used to account for significant or unusual transactions;

•	The effect of any accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

•	The process used by management to formulate sensitive accounting estimates and the basis for the independent registered public accounting firm’s conclusion regarding the reasonableness of any such estimates; and

•	Any disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures necessary in the financial statements.

The Audit Committee has discussed the independence of J.H. Cohn LLP, our independent registered public accounting firm for the year ended December 31, 2011, including the written disclosures made by J.H. Cohn LLP to the Audit Committee, as required PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence.” PCAOB Rule 3526 requires the independent registered public accounting firm to (i) disclose in writing all relationships that, in the independent registered public accounting firm’s professional opinion, may reasonably be thought to bear on independence, (ii) confirm their perceived independence, and (iii) engage in a discussion of independence with the Audit Committee.

Finally, the Audit Committee continues to monitor the scope and adequacy of our internal controls and other procedures, including any and all proposals for adequate staffing and for strengthening internal procedures and controls where appropriate and necessary.

On the basis of these reviews and discussions, the Audit Committee recommended to the Board that it approve the inclusion of our audited financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, for filing with the SEC.

By the Audit Committee of the Board of Directors

Michael Weiss

Neil Herskowitz

Dated [March 1, 2012]

12

CHANGE OF CONTROL

On December 29, 2011 the Company completed a reverse acquisition of privately held TG. The acquisition was effected pursuant to the Exchange Transaction Agreement. In accordance with the terms of the Exchange Transaction Agreement, 95% of the holders of common shares of TG (one (1) minority stockholder of TG holding in aggregate 132,000 common shares of TG did not participate) surrendered their TG common shares. In exchange for their TG common shares, The Exchange Transaction Agreement provided for the Company to issue to TG’s stockholders 281,250 shares of Series A Preferred Stock. Each share of Series A Preferred Stock is convertible into 500 shares of Common Stock provided that such conversion rights are subject to sufficient available authorized shares of Common Stock.   The Series A Preferred Stock has the same voting rights (on an as-converted basis), and other attributes as Common Stock. The Series A Preferred Stock will automatically be exchanged for Common Stock when sufficient authorized shares are available to allow for such conversion.

The shares of Series A Preferred Stock (and the underlying Common Stock once converted) are not registered for resale and, therefore, shall remain subject to the rights and restrictions of Rule 144.

The Series A Preferred Stock issued in connection with the Exchange Transaction Agreement provided the former TG stockholders with direct and/or indirect ownership of approximately 95% of the Company’s outstanding equity as of December 29, 2011. Based on the fair value of the Common Stock of $0.04 per share, the purchase price approximated was $295,933, plus the fair value of restricted stock assumed of $82,305. In connection with the Exchange Transaction, the Company incurred $231,580 of acquisition related costs.

13

OUR EXECUTIVE OFFICERS

Executive Officers

Our current executive officers are as follows:

Name	Age	Position
Michael S. Weiss	45	Executive Chairman, Interim Chief Executive Officer and President
Sean A. Power	30	Chief Financial Officer, Treasurer and Corporate Secretary

No executive officer is related by blood, marriage or adoption to any other director or executive officer. The biography of Mr. Weiss is presented in connection with “Corporate Governance” beginning on [page 4] of this proxy statement.

Sean A. Power, 30, has served as our Chief Financial Officer since December 2011 and currently serves as the CFO of Opus Point Partners. Mr. Power joined the Company from Keryx Biopharmaceuticals, Inc. (KERX), where he served as Corporate Controller from 2006 to 2011. During his tenure there, Mr. Power was involved in all capital raising and licensing transactions. He was also responsible for leading Keryx’s compliance with SEC rules and regulations. Prior to joining Keryx, he was with KPMG, LLP, independent certified public accountants, where he served as a senior associate. Mr. Power received a B.B.A in accounting from Siena College and is a member of the American Institute of Certified Public Accountants.

14

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the cash and other compensation that we paid to our current named executive officers (“NEOs”) or that was otherwise earned by our NEOs for their services in all capacities during 2010 and 2011.

Name and Principal Position	Year	Salary ($)	Stock Awards ($) (1)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)

Michael S. Weiss	2011	—	2,250,000	—	—	—		2,250,000
Executive Chairman, Interim Chief Executive Officer and President (2)	2010	—	—	—	—	—		—

Sean A. Power	2011	—	337,500	—	—	—		337,500
Chief Financial Officer, Treasurerand Corporate Secretary (3)	2010	—	—	—	—	—		—

Michael McGuinness	2011	285,000	—	—	—	154,475	(5)	310,638
Chief Operating and Financial Officer, Secretary (4)	2010	280,000	—	98,498	—	9,800	(6)	388,298

 ________________________

(1)	Reflects the aggregate grant date fair value of stock and option awards granted by the Company as computed under FASB ASC Topic 718. The grant date fair value of the stock awards is based on the fair market value of the underlying shares on the date of grant and does not take into account any estimated forfeitures. The assumptions made in the valuation of the option awards are contained in Note 11 to our consolidated financial statements for 2010, which are included in our Annual Report on Form 10-K for the fiscal year 2010.

(2)	Mr. Weiss was appointed our Executive Chairman, Interim Chief Executive Officer and President on December 29, 2011.

(3)	Mr. Power was appointed our Chief Financial Officer, Treasurer and Corporate Secretary on December 29, 2011.

(4)	Mr. McGuinness resigned as Chief Operating and Financial Officer and Secretary effective December 29, 2011.

(5)	$9,975 represents matching contributions by the Company to our 401(k) retirement plan. The remainder, $142,500, represents severance earned by Mr. McGuinness in connection with his termination of employment effective December 29, 2011. This severance amount will be paid to Mr. McGuinness in equal semi-monthly installments through March 31, 2012.

(6)	Represents matching contributions by the Company to our 401(k) retirement plan.

15

Outstanding Equity Awards at 2011 Fiscal Year End

The following table provides information concerning equity awards that are outstanding as of December 31, 2011 for each of our NEOs.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
Mr. Weiss	—		—	—	—	112,500	(1)	1,136,250

Mr. Power	—		—	—	—	16,875	(2)	170,438

Mr. McGuinness	4,400	(3)	—	35.00	07/10/16	—		—
	1,200	(4)	—	67.50	07/10/16	—		—
	6,400	(5)	—	47.50	04/25/17	—		—
	22,000	(6)	—	8.50	03/25/18	—		—
	26,667	(7)	13,333	3.50	03/02/20	—		—

____________________

(1)	Restricted Series A Preferred Stock granted to Mr. Weiss in connection with the Exchange Transaction Agreement. The shares vest as follows: 14,063 on each of November 15, 2012, November 15, 2013, November 15, 2014, and November 15, 2014; 28,125 upon the occurrence of the registrant achieving a particular market capitalization target; and 28,125 upon the occurrence of the registrant achieving a second particular market capitalization target.

(2)	Restricted Series A Preferred Stock granted to Mr. Power in connection with the Exchange Transaction Agreement. The shares vest as follows: 2,812 on each of November 15, 2012, November 15, 2013, and November 15, 2014; 4,219 upon the occurrence of the registrant achieving a particular market capitalization target; and 4,220 upon the occurrence of the registrant achieving a second particular market capitalization target.

(3)	Stock options awarded to the executive on July 10, 2006. The stock options vested in equal installments on an annual basis through July 10, 2009.

(4)	Stock options awarded to the executive on July 10, 2006. The stock options vested in equal installments on an annual basis through July 10, 2009.

(5)	Stock options awarded to the executive on April 25, 2007. The stock options vested in equal installments on an annual basis through April 25, 2010.

(6)	Stock options awarded to the executive on March 25, 2008. The stock options vested as to 7,334 of the options on March 25, 2008, and the remaining options vested in equal installments on an annual basis through March 25, 2010.

(7)	Stock options awarded to the executive on March 2, 2010. The stock options vested as to 20,000 immediately upon grant, and the remaining options vest in equal installments on an annual basis through March 2, 2013. In connection with the termination of Mr. McGuinness on December 29, 2011, all unvested options were forfeited as of that date.

16

Employment Agreements

Michael S. Weiss. Mr. Weiss was appointed Executive Chairman, Interim Chief Executive Officer and President of the Company, effective December 29, 2011. In connection with the appointment, the Company assumed Mr. Weiss’ employment agreement with TG, effective November 1, 2011, under which Mr. Weiss is to serve as the Company’s Executive Chairman, Interim Chief Executive Officer and President until such employment is terminated pursuant to the terms of the agreement. Under the terms of his employment agreement, Michael S. Weiss will receive an annual base salary of $225,000 (which will automatically be reduced by 50% when Mr. Weiss resigns from his interim roles). Mr. Weiss will also be eligible to earn an annual cash performance bonus, based upon achievement of annual performance goals and objectives set by agreement between Mr. Weiss and the Board each year, with a target bonus of 100% of his base salary.

The Company will also grant Mr. Weiss a number of shares of restricted Common Stock equal to 1.25% of the shares of Common Stock outstanding on the date of grant on a fully-diluted basis. Each of these annual grants of restricted stock will vest and become non-forfeitable as to 25% of the shares on the first anniversary of the respective date of grant, as to 25% of the shares on the second anniversary of the respective date of grant and as to 50% of the shares on the date that the “market capitalization” (as defined in the employment agreement) is $100 million greater than the market capitalization on the respective date of grant, provided that Mr. Weiss remains an employee, director and/or consultant of the Company through each vesting date.

Pursuant to his employment agreement, if Mr. Weiss’ employment is terminated by the Company without Cause (as defined therein) or if Mr. Weiss resigns for Good Reason (as defined therein), then, in addition to his accrued obligations, if within 45 days after the date of termination, he executes and does not revoke a general release of claims and covenant not to sue, he will receive the following severance benefits: (i) a lump sum severance payment equal to 1.5 times the sum of his base salary and target bonus (or 2 times the sum of his base salary and target bonus if his employment is terminated upon or following a change in control); (ii) continuation of group health benefits for 18 months (or 24 months if his employment is terminated in upon or following a change in control); (iii) a prorated target bonus; (iv) any shares of restricted stock outstanding on the date of his termination will become fully-vested and non-forfeitable as of his date of termination; and (v) any stock options outstanding on the date of his termination will become fully-vested and will remain exercisable for a period of 24 months following the date of his termination (or, if earlier, the normal expiration date of such stock options).

If Mr. Weiss’ employment is terminated by reason of his death or disability, he will be entitled to his accrued obligations and a prorated target bonus. In addition, (i) any shares of restricted stock outstanding on the date of his termination will become fully vested and non-forfeitable as of his date of termination; and (ii) the vested portion of any stock options outstanding on the date of his termination will remain exercisable for a period of 24 months following the date of his termination (or, if earlier, the normal expiration date of such stock options), and any unvested portion of outstanding stock options will lapse as of the date of termination.

If Mr. Weiss’ employment is terminated by the Company for Cause or by Mr. Weiss without Good Reason, Mr. Weiss will receive his accrued obligations but no additional benefits. Any shares of restricted stock outstanding on the date of his termination will be forfeited. The vested portion of any stock options outstanding on the date of his termination will remain exercisable for a period of thirty (30) days following the date of his termination (or, if earlier, the normal expiration date of such stock options), and any unvested portion of outstanding stock options will lapse as of the date of termination.

During his employment and for 12 months following the termination of his employment for any reason, Mr. Weiss is prohibited from engaging in any business that develops anti-CD20 monoclonal antibodies within the geographic area in which the Company does business, which is deemed to be worldwide, and he is subject to a non-disparagement clause. He is also subject to certain covenants related to confidential information, trade secrets, return of property, and invention assignment.

17

Sean A. Power. Mr. Power was appointed Chief Financial Officer, Treasurer and Secretary of the Company, effective December 29, 2011. In connection with the appointment, the Company assumed Mr. Power’s employment agreement with TG, effective November 1, 2011, under which Mr. Power is to serve as the Company’s Chief Financial Officer, Treasurer and Secretary until such employment is terminated pursuant to the terms of the agreement. Under the terms of his employment agreement, Sean A. Power will receive an annual base salary of $135,000. Mr. Power will also be eligible to earn an annual cash performance bonus, based upon achievement of annual performance goals and objectives set by agreement between Mr. Power and the board each year, with a target bonus of 33% of his base salary.

The Company will grant Mr. Power a number of shares of restricted Common Stock of the Company as determined by the CEO and board. Each of these annual grants of restricted stock will be subject to vesting terms, which will be determined at the time of grant by the CEO and Board.

Pursuant to his employment agreement, if Mr. Power’s employment is terminated by the Company without Cause (as defined therein) or if Mr. Power resigns for Good Reason (as defined therein), then, in addition to his accrued obligations, if within 45 days after the date of termination, he executes and does not revoke a general release of claims and covenant not to sue, he will receive the following severance benefits: (i) a lump sum severance payment equal to 0.5 times the sum of his base salary and target bonus (or 1 times the sum of his base salary and target bonus if his employment is terminated upon or following a change in control); (ii) continuation of group health benefits for 12 months; (iii) a prorated target bonus; (iv) any shares of restricted stock outstanding on the date of his termination will become fully-vested and non-forfeitable as of his date of termination; and (v) any stock options outstanding on the date of his termination will become fully-vested and will remain exercisable for a period of 12 months following the date of his termination (or, if earlier, the normal expiration date of such stock options).

If Mr. Power’s employment is terminated by reason of his death or disability, he will be entitled to his accrued obligations and a prorated target bonus. In addition, (i) any shares of restricted stock outstanding on the date of his termination will become fully vested and non-forfeitable as of his date of termination; and (ii) the vested portion of any stock options outstanding on the date of his termination will remain exercisable for a period of 12 months following the date of his termination (or, if earlier, the normal expiration date of such stock options), and any unvested portion of outstanding stock options will lapse as of the date of termination.

If Mr. Power’s employment is terminated by the Company for Cause or by Mr. Power without Good Reason, Mr. Power will receive his accrued obligations but no additional benefits. Any shares of restricted stock outstanding on the date of his termination will be forfeited. The vested portion of any stock options outstanding on the date of his termination will remain exercisable for a period of thirty 30 days following the date of his termination (or, if earlier, the normal expiration date of such stock options), and any unvested portion of outstanding stock options will lapse as of the date of termination.

During his employment and for 12 months following the termination of his employment for any reason, Mr. Power is prohibited from engaging in any business that develops anti-CD20 monoclonal antibodies within the geographic area in which the Company does business, which is deemed to be worldwide, and he is subject to a non-disparagement clause. He is also subject to certain covenants related to confidential Information, trade secrets, return of property, and invention assignment.

Michael G. McGuinness. Mr. McGuinness’ employment with us was governed by an employment agreement dated July 7, 2006. The agreement provided for an initial three-year term of employment ending July 2009, subject to additional one-year renewal periods upon the mutual agreement of the parties. Pursuant to the agreement, Mr. McGuinness was entitled to an annual base salary of $205,000 and an annual bonus, payable in the discretion of our Board, of up to 30 percent of his annual base salary. Mr. McGuinness was also entitled to certain other fringe benefits that were made available to our senior executives from time to time, including medical and dental insurance and participation in our 401(k) plan. On November 19, 2008, at the first closing of our private placement of secured notes, we entered an amendment to the employment agreement, which provided for a reduction of up to one-third of the salary payable to Mr. McGuinness until we received at least $2,500,000 of gross proceeds from the sale of the units or other sales of securities or from other revenue received by us in the operation of our business or any combination of the foregoing.

18

In addition, in accordance with the terms of the employment agreement, we issued to Mr. McGuinness two 10-year stock options pursuant to our 2003 Stock Option Plan. The first option related to 220,000 shares of Common Stock and was exercisable at a price of $0.70, the closing price of our Common Stock on the date of his employment agreement. The second option related to 60,000 shares and was exercisable at a price of $1.35 per share. Both options vested in three annual installments commencing July 10, 2007. Since Mr. McGuinness’ employment with us has been terminated prior to the end of such 10-year term, the options became exercisable for a period of 90 days.

As stated in Mr. McGuiness’ employment agreement, if his employment is terminated during the term of the agreement upon a “change of control” and, if at the time of such termination, the aggregate value of our outstanding Common Stock is less than $80 million, then (i) Mr. McGuinness would continue receiving his base salary and fringe benefits for a period of six months following such termination and (ii) the portions of the stock options issued in accordance with the employment agreement that have vested as of the date of such termination or that are scheduled to vest in the calendar year of such termination would be deemed vested and would remain exercisable for a period of 90 days following such termination.

Mr. McGuiness’ employment with us was terminated as of the signing of the Exchange Transaction Agreement on December 29, 2011. In accordance with his employment agreement he will receive severance in the amount of $142,500 paid in equal semi-monthly installments beginning January 15, 2012 ending March 31, 2012.

DIRECTOR COMPENSATION

Director Compensation Program

Non-employee directors are eligible to participate in our Non-employee Director Compensation Arrangement, which was adopted on January 2007, amended in March 2008 and amended again in March 2010. Under the 2007 arrangement, non-employee directors are granted an option to purchase 50,000 shares of Common Stock upon their initial election or appointment to the board. Thereafter on an annual basis, non-employee directors are entitled to an option to purchase 50,000 shares of Common Stock. Each non-employee director is entitled to a retainer of $20,000 per year, payable on a quarterly basis. In addition, each such director shall be entitled to a fee of $1,000 for each meeting of the Board attended in person, or $500 for attending a meeting by telephone or other electronic means. Each non-employee director serving on a committee of the Board is entitled to a fee of $1,000 for each meeting of such committee attended by such director in person, or $500 for attending a committee meeting by telephone or other electronic means. Under the 2008 amendment, due to our need to retain funds for our operations, payment of fees to our directors were suspended for all periods subsequent to March 31, 2008. Under the 2010 amendment each non-employee director was paid a flat fee of $10,000 for their service as a director from March 2008 through March of 2010 and a fee of $1,000 per month commencing in March 2010. Each non-employee director is also entitled to reimbursement for reasonable out-of-pocket expenses incurred in connection with the performance of his service as a director, including without limitation, travel related expenses incurred in connection with attendance at Board or Board committee meetings.

2011 Director Compensation

The following table sets forth the cash and other compensation paid by the Company to the non-employee members of the Board for all services in all capacities during 2011.

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)	Option Awards ($) (2)	Total ($)
Neil Herskowitz		784		784
Douglas Abel		784		784
Timothy McInerney		784		784
Richard Steinhart		784		784
David Shimko		919		919

_______________

(1)	Represents cash retainer for serving on our Board and committees of the Board.

(2)	Reflects the aggregate grant date fair value of stock and option awards granted by the Company as computed under FASB ASC Topic 718. The grant date fair value of the stock awards is based on the fair market value of the underlying shares on the date of grant.

19

During 2011 there were not any stock and option awards granted to each director.

As of December 31, 2011, the following aggregate number of unvested stock and option awards were held by each of our non-employee directors:

Name	Stock awards (#)	Option awards (#)
Neil Herskowitz		666
Douglas Abel		666
Timothy McInerney		666
Richard Steinhart		666
David Shimko		666

20

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of the shares of our Common Stock to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. Such officers, directors and 10% stockholders are also required by SEC rules to furnish us with copies of any Forms 3, 4 or 5 that they file. The SEC rules require us to disclose late filings of initial reports of stock ownership and changes in stock ownership by our directors, executive officers and 10% stockholders. Based solely on a review of copies of the Forms 3, 4 and 5 furnished to us by reporting persons and any written representations furnished by certain reporting persons, we believe that during the fiscal year ended December 31, 2011, all Section 16(a) filing requirements applicable to our directors, executive officers and 10% stockholders were completed in a timely manner.

21

RELATED-PERSON TRANSACTIONS

On December 30, 2011, OPN Capital Markets (“OPNCM”) and its affiliated broker-dealer, National Securities Corporation (“NSC” and collectively with OPNCM, “National”), both affiliates of National Holdings Corporation (“National Holdings”), entered into a Placement Agency Agreement (the “PAA”) with the Company in connection with the initial closing of the offering of up to $25 million of stock and warrants of the Company (the “Offering”).  Pursuant to the PAA, National acted as the Company’s placement agent for Offering.

The Company completed the initial closing of the Offering on December 30, 2011, issuing 277,285,633 shares of Common Stock at a price per share of $0.04 for total gross proceeds, before placement commissions and expenses, of $11,091,425.32. Investors also received warrants to purchase 69,321,424 shares of Common Stock. The warrants have an exercise price of $0.04 per share and are exercisable for five years. The Company completed the second closing of the Offering on January 31, 2012, issuing 489,199 shares of Series A Preferred Stock at a price per share of $20.00 for gross proceeds, before placement commissions and expenses of $9,783,980. Investors also received warrants to purchase 61,149,875 shares of Common Stock. The warrants have an exercise price of $0.04 per share and are exercisable for five years.  The Company completed the third and final closing of the Offering on February 24, 2012, issuing 206,229 shares of Series A Preferred Stock at a price per share of $20.00 for gross proceeds, before placement commissions and expenses of 4,124,580. Investors also received warrants to purchase 25,778,625 shares of Common Stock. The warrants have an exercise price of $0.04 per share and are exercisable for five years.

As placement agent, National received cash commissions equal to 10% of the gross proceeds of the Offering, five-year warrants to purchase shares of the Series A Preferred Stock equal to 10% of shares sold in the Offering, and a non-accountable expense allowance equal to two percent of the gross proceeds of the Offering for National’s expenses (not including up to $80,000 of National’s legal expenses and any blue sky fees, both of which the Company also reimbursed). In addition to acting as placement agent in the Offering, National provided advisory services in connection with the exchange transaction.  National is entitled to receive an advisory fee of $150,000 for such services.

Michael S. Weiss is a director and Non-Executive Chairman of the Board of National Holdings.  He is also a stockholder of National Holdings and, when combined with his ownership indirectly through Opus and its affiliates, beneficially owns 23.6% of National Holdings, the parent company of NSC.    Mr. Weiss disclaims such beneficiary ownership other than to the extent of his pecuniary interest. In addition, Opus and NSC are parties to a 50/50 joint venture that shares profits from OPNCM, the investment banking division of NSC that was responsible for managing the Offering.

22

STOCK OWNERSHIP OF OUR DIRECTORS, EXECUTIVE OFFICERS,

AND 5% BENEFICIAL OWNERS

The following table shows information, as of March 9, 2012, concerning the beneficial ownership of our common stock by:

•	each person we know to be the beneficial owner of more than 5% of our Common Stock;

•	each of our current directors;

•	each of our NEOs shown in our Summary Compensation Table; and

•	all current directors and NEOs as a group.

As of March 9, 2012, there were [284,683,949] shares of our Common Stock outstanding and [1,108,816] shares of our Series A Preferred Stock, convertible into [554,408,000] shares of Common Stock. In order to calculate a stockholder’s percentage of beneficial ownership, we include in the calculation those shares underlying shares of Series A Preferred Stock, options or warrants beneficially owned by that stockholder that are vested or that will vest within 60 days of [March 1, 2012]. Shares of restricted stock are deemed to be outstanding. Options or warrants held by other stockholders that are not attributed to the named beneficial owner are disregarded in this calculation. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the shares of our common stock. Unless we have indicated otherwise, each person named in the table below has sole voting power and investment power for the shares listed opposite such person’s name, except to the extent authority is shared by spouses under community property laws.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percentage of Shares Outstanding
Michael S. Weiss (2)	207,631,500	24.7%
Sean A. Power (3)	8,437,500	1.0%
Michael McGuinness (4)	61,147	*
Neil Herskowitz (5)	14,857	*
Laurence Charney	—	—
William Kennedy	—	—
Mark Schoenebaum	—	—
All current directors and named executive officers as a group (7 persons) (6)	216,151,671	25.8%
5% Stockholders:
Opus Point Partners, LLC (7)	142,006,500	16.9%

*	Less than 1% of outstanding common stock.

(1)          The address of each of the directors and officers listed is c/o Manhattan Pharmaceuticals, Inc., 787 Seventh Avenue, 48th Floor, New York, New York 10019.

(2)          Includes 112,500 shares of our Series A Preferred Stock (convertible into 56,250,000 shares of Common Stock), which vest as follows: 14,063 on each of November 15, 2012, November 15, 2013, November 15, 2014, and November 15, 2014; 28,125 upon the occurrence of the registrant achieving a particular market capitalization target; and 28,125 upon the occurrence of the registrant achieving a second particular market capitalization target. In addition, Mr. Weiss purchased shares in the Offering conducted by the Company which closed on December 30, 2011. As a result of that purchase he owns 7,500,000 shares of our Common Stock, and 1,875,000 warrants to purchase our Common Stock at $0.04, exercisable for five years. Finally, also included in Mr. Weiss’ beneficial ownership are 284,013 shares of our Series A Preferred Stock (convertible into 142,006,500 shares of Common Stock) issued to Opus Point Partners, LLC, of which Mr. Weiss is a co-founder, managing partner, and principal and beneficially owns a 50% interest.

23

(3)          Includes 16,875 shares of our Series A Preferred Stock (convertible into 8,437,500 shares of Common Stock), which vest as follows: 2,812 on each of November 15, 2012, November 15, 2013, and November 15, 2014; 4,219 upon the occurrence of the registrant achieving a particular market capitalization target; and 4,220 upon the occurrence of the registrant achieving a second particular market capitalization target.

(4)          Includes 61,147 shares of our Common Stock issuable upon the exercise of options and warrants.

(5)          Includes 14,857 shares of our Common Stock issuable upon the exercise of options and warrants.

(6)          Includes 1,951,004 shares of our Common Stock issuable upon the exercise of options and warrants.

(7)          The address of Opus Point Partners, LLC is 787 Seventh Avenue, 48th Floor, New York, New York 10019. Includes 284,013 shares of our Series A Preferred Stock (convertible into 142,006,500 shares of Common Stock) issued to Opus Point Partners, LLC, in connection with the Exchange Transaction Agreement. As discussed above, Mr. Weiss is a co-founder, managing partner, and principal and beneficially owns a 50% interest in Opus Point Partners, LLC.

24

PROPOSAL ONE

ELECTION OF DIRECTORS; NOMINEES

Our Amended and Restated Bylaws provide that the Board shall consist of one or more members, as determined from time to time by resolution of the Board. Our Board currently consists of two members. Our two current directors have been nominated for re-election at the Annual Meeting along with three new nominees. The nominated directors are: Michael S. Weiss, Neil Herkowitz, Laurence N. Charney, William J. Kennedy and Mark Schoenbaum MD. For information about each of the nominees and our Board generally, please see “Corporate Governance-Our Board of Directors” beginning on page 6. If elected, the nominees will hold office until the next annual meeting and until a respective successor is elected and has been qualified, or until such director resigns or is removed from office. Management expects that each of the nominees will be available for election, but if any of them is unable to serve at the time the election occurs, your proxy will be voted for the election of another nominee to be designated by a majority of the independent directors serving on our Board.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL OF THE NOMINEES FOR DIRECTORS. IF A CHOICE IS SPECIFIED ON THE PROXY BY THE STOCKHOLDER, THE SHARES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED “FOR” ALL OF THE NOMINEES. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A PLURALITY OF THE SHARES OF COMPANY COMMON STOCK AND COMPANY PREFERRED STOCK REPRESENTED AND ENTITLED TO VOTE AT THE ANNUAL MEETING AT WHICH A QUORUM IS PRESENT IS REQUIRED FOR THE ELECTION OF THE NOMINEES.

25

PROPOSAL TWO

TO AUTHORIZE AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT UP TO TWO REVERSE STOCK SPLITS OF OUR COMMON STOCK AS DETERMINED BY OUR BOARD OF DIRECTORS

Our Board is proposing that our stockholders approve a proposal to authorize our Board to effect up to two reverse stock splits of all outstanding shares of our Common Stock, at any ratio at its discretion, from 4-for-1 up to 100-for-1. If this proposal is approved, our Board will have the authority to effect up to two reverse stock splits at any time. Our Board believes that approval of a proposal providing the Board with this generalized grant of authority with respect to setting the split ratio, rather than mere approval of a pre-defined reverse stock split, will give the Board flexibility to set the ratio in accordance with current market conditions and therefore allow the Board to act in the best interests of the Company and our stockholders.

If our stockholders grant the Board the authority to effect up to two reverse stock splits, we would have the ability to file up to two Certificates of Amendment to the Certificate of Incorporation with the Delaware Secretary of State to effect each of the proposed reverse stock splits. The form of Certificate of Amendment is attached to this proxy statement as Appendix A, the text of which may be altered for any changes required by the Delaware Secretary of State and changes deemed necessary or advisable by the Board. Our Board has approved and declared advisable the proposed Certificates of Amendment. If the proposed reverse stock splits are implemented, then the number of issued and outstanding shares of our Common Stock would be reduced.

Purpose of Proposed Reverse Stock Splits

If the Board was to determine to implement the reverse stock splits, its primary reasons for doing so are to:

•	reduce the number of issued and outstanding shares without affecting the number of authorized shares. This is important because the Series A Preferred Stock automatically converts into Common Stock when the Company has sufficient authorized but unissued shares to permit such conversion. The reverse splits contemplated will enable the conversion of the Series A Preferred Stock to Common Stock, so that the Company will only have one class of shares issued and outstanding; and

•	increase the per share price of the our Common Stock, which we view as beneficial because it will (i) allow for application to Nasdaq for listing on their exchange, (ii) improve the perception of our Common Stock as an investment security, (iii) appeal to a broader range of investors to generate greater investor interest in us, and (iv) reduce stockholder transaction costs because investors would pay lower commission to trade a fixed dollar amount of our stock if our stock price were higher than they would if our stock price were lower.

You should consider that, although our Board believes that a reverse stock split will in fact increase the price of our Common Stock, in many cases, because of variables outside of a company’s control (such as market volatility, investor response to the news of a proposed reverse stock split and the general economic environment), the market price of a company’s shares of common stock may in fact decline in value after a reverse stock split. You should also keep in mind that the implementation of a reverse stock split does not have an effect on the actual or intrinsic value of our business or a stockholder’s proportional ownership in our Company. However, should the overall value of our Common Stock decline after any proposed reverse stock split, then the actual or intrinsic value of the shares of our Common Stock held by you will also proportionately decrease as a result of the overall decline in value.

Potential Effects of the Proposed Reverse Stock Splits

The immediate effect of a reverse stock split would be to reduce the number of shares of our Common Stock outstanding and to increase the trading price of our Common Stock. Notwithstanding the decrease in the number of outstanding shares following any proposed reverse stock split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Securities Exchange Act.

26

However, we cannot predict the effect of any reverse stock split upon the market price of our Common Stock over an extended period, and in many cases, the market value of a company’s common stock following a reverse stock split declines. We cannot assure you that the trading price of our Common Stock after any reverse stock split will rise in inverse proportion to the reduction in the number of shares of our Common Stock outstanding as a result of such reverse stock splits. Also, we cannot assure you that a reverse stock split would lead to a sustained increase in the trading price of our Common Stock. The trading price of our Common Stock may change due to a variety of other factors, including our operating results and other factors related to our business and general market conditions.

Examples of Potential Reverse Stock Splits at Various Ratios. The table below provides examples of reverse stock splits at various ratios up to 100-for-1:

Shares Outstanding		Shares Outstanding	Reduction in
At March 9, 2012	Reverse Stock Split Ratio	After Reverse Stock Split	Shares Outstanding
284,683,949	20-for-1	14,434,198	270,449,751

284,683,949	25-for-1	11,387,359	273,296,590

284,683,949	50-for-1	5,693,680	278,990,269

284,683,949	75-for-1	3,795,787	280,888,162

284,683,949	100-for-1	2,846,841	281,837,108

The resulting decrease in the number of shares of our Common Stock outstanding could potentially adversely affect the liquidity of our Common Stock, especially in the case of larger block trades.

Effects on Ownership by Individual Stockholders. If we implement a reverse stock split, the number of shares of our Common Stock held by each stockholder would be reduced by multiplying the number of shares held immediately before the reverse stock split by the appropriate ratio and then rounding down to the nearest whole share. We would either pay cash to each stockholder in lieu of any fractional interest in a share to which each stockholder would otherwise be entitled as a result of the reverse stock split, as described in further detail below, or round up to the nearest whole share. The reverse stock split would not affect any stockholder’s percentage ownership interest in our Company or proportionate voting power, except to the extent that interests in fractional shares would be paid in cash.

Effect on Options, Warrants and Series A Preferred Stock. In addition to adjusting the number of shares of our Common Stock, we would adjust all outstanding shares of any options, warrants and Series A Preferred Stock entitling the holders to purchase shares of our Common Stock as a result of the reverse stock split, as required by the terms of these securities. In particular, we would reduce the conversion ratio for each instrument, and would increase the exercise price in accordance with the terms of each instrument and based on the 4-for-1 up to 100-for-1 exchange ratio of the reverse stock split (i.e., the number of shares issuable under such securities would decrease by 75%, up to 100%, respectively, and the exercise price per share would be multiplied by 4, up to 100, respectively). Also, we would reduce the number of shares reserved for issuance under our existing stock option plans proportionately based on the exchange ratio of the reverse stock split. A reverse stock split would not otherwise affect any of the rights currently accruing to holders of our Common Stock, options or warrants exercisable for, or Series A Preferred Stock convertible into, our Common Stock.

Other Effects on Outstanding Shares. If we implement a reverse stock split, the rights pertaining to the outstanding shares of our Common Stock would be unchanged after the reverse stock split. Each share of our Common Stock issued following a reverse stock split would be fully paid and non-assessable.

27

Any reverse stock split would result in some stockholders owning “odd-lots” of less than 100 shares of our Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares.

Our Common Stock is currently registered under the Exchange Act. As a result, we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed reverse stock splits would not affect the registration of our Common Stock under the Exchange Act.

Authorized Shares of Stock

The reverse stock split, if implemented, would not change the number of authorized shares of our Common Stock, which is currently 500,000,000, under our Certificate of Incorporation. Therefore, because the number of issued and outstanding shares of our Common Stock would decrease, the number of shares remaining available for issuance would increase. These additional shares of Common Stock would be available for issuance from time to time for corporate purposes such as acquisitions of companies or assets, sales of stock or securities convertible into Common Stock and raising additional capital. We believe that the availability of the additional shares will provide us with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment. We have no plans, proposals or arrangements, written or otherwise, at this time, to issue any of the additional available authorized shares of Common Stock that would result from a reverse stock split. If this proposal is approved, the additional authorized but unissued shares of Common Stock may generally be issued from time to time for such proper corporate purposes as may be determined by our Board, without further action or authorization by our stockholders, except for some limited circumstances where stockholder approval is required by law or the listing standards of any stock exchange on which our Common Stock may be listed at such time.

Procedure for Effecting the Proposed Reverse Stock Splits and Exchange of Stock Certificates

If the stockholders approve the proposal, and our Board determines to effect a reverse stock split we will file with the Delaware Secretary of State a Certificate of Amendment to our Certificate of Incorporation. We could file up to two Certificates of Amendment to our Certificate of Incorporation, one for each reverse stock split. Any reverse stock split will become effective at the time and on the date of filing of, or at such later time as is specified in, the corresponding Certificate of Amendment, which we refer to as the “effective time” and “effective date,” respectively. Beginning at the effective time, each certificate representing shares of Common Stock will be deemed for all corporate purposes to evidence ownership of the number of whole shares into which the shares previously represented by the certificate were combined pursuant to a reverse stock split.

Upon a reverse stock split, we intend to treat stockholders holding our Common Stock in “street name,” through a bank, broker or other nominee, in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding our Common Stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the reverse stock split. If you hold your shares with a bank, broker or other nominee and if you have any questions in this regard, we encourage you to contact your nominee.

Following any reverse stock split, stockholders holding physical certificates must exchange those certificates for new certificates.

Our transfer agent will advise registered stockholders of the procedures to be followed to exchange certificates in a letter of transmittal to be sent to stockholders. No new certificates will be issued to a stockholder until the stockholder has surrendered the stockholder’s outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the transfer agent. Any old shares submitted for transfer, whether pursuant to a sale, other disposition or otherwise, will automatically be exchanged for new shares. Stockholders should not destroy any stock certificate(s) and should not submit any certificate(s) until requested to do so.

28

Fractional Shares

We will not issue fractional shares in connection with any reverse stock split. Instead, any fractional share resulting from a reverse stock split because the stockholder owns a number of shares not evenly divisible by the exchange ratio would instead either (i) be rounded up to the nearest whole share, or (ii) be cancelled, with the holder to receive cash in lieu of the fractional share. The cash amount to be paid to each stockholder will be equal to the resulting fractional interest in one share of our Common Stock to which the stockholder would otherwise be entitled, multiplied by the closing trading price of our Common Stock on the trading day immediately preceding the effective date of the reverse stock split. We do not anticipate that the aggregate cash amount paid by the Company for fractional interests will be material to the Company.

No Appraisal Rights

No appraisal rights are available under the Delaware General Corporation Law or under our Certificate of Incorporation or our Bylaws with respect to the reverse stock splits. There may exist other rights or actions under state law for stockholders who are aggrieved by reverse stock splits generally.

Accounting Consequences

The par value of our Common Stock in effect at the time of any reverse stock split would remain unchanged after such reverse stock split. Also, our capital account would remain unchanged, and we do not anticipate that any other accounting consequences would arise as a result of any reverse stock split.

Certain Material U.S. Federal Income Tax Considerations

The following is a summary of the material U.S. federal income tax considerations with respect to a reverse stock split to holders of our shares of capital stock. This summary is based on the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), the Treasury regulations promulgated thereunder, and administrative rulings and court decisions in effect as of the date of this document, all of which may be subject to change, possibly with retroactive effect. This summary only addresses holders who hold their shares as capital assets within the meaning of the Internal Revenue Code and does not address all aspects of U.S. federal income taxation that may be relevant to holders subject to special tax treatment, such as financial institutions, dealers in securities, insurance companies, foreign persons and tax-exempt entities. In addition, this summary does not consider the effects of any applicable state, local, foreign or other tax laws.

We have not sought and will not seek any ruling from the Internal Revenue Service, or the IRS, or an opinion from counsel with respect to the U.S. federal income tax considerations discussed below. There can be no assurance that the tax considerations discussed below would be accepted by the IRS or a court. The tax treatment of the reverse stock splits to holders may vary depending upon a holder’s particular facts and circumstances.

We urge holders to consult with their own tax advisors as to any U.S. federal, state, local or foreign tax considerations applicable to them that could result from the reverse stock splits.

Except as described below with respect to cash received in lieu of fractional shares, the receipt of Common Stock in the reverse stock splits should not result in any taxable gain or loss to a holder for U.S. federal income tax purposes. The aggregate tax basis of the Common Stock received by a holder as a result of the reverse stock splits (including the basis of any fractional share to which a holder is entitled) will be equal to the aggregate basis of the existing Common Stock exchanged for such stock. A holder’s holding period for the Common Stock received in the reverse stock splits will include the holding period of the Common Stock exchanged therefor.

A holder who receives cash in lieu of a fractional share of Common Stock will be treated as first receiving such fractional share and then receiving cash in redemption of such fractional share. A holder will generally recognize capital gain or loss on such deemed redemption in an amount equal to the difference between the amount of cash received and the adjusted basis of such fractional share.

29

Vote Required

The affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter. Abstentions and votes withheld will have the same effect as a negative vote. However, broker or nominee non-votes, and shares represented by proxies reflecting broker or nominee non-votes, will not have the effect of a vote against this proposal as they are not considered to be present and entitled to vote on this matter.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

30

PROPOSAL THREE

To authorize the Board, at its discretion, to amend Certificate of Incorporation to change Manhattan’s name to “TG Therapeutics, Inc.”

On [February XX], 2012, our Board approved, subject to the approval our stockholders, the adoption of an amendment to our Certificate of Incorporation to change the corporate name of the Company from "Manhattan Pharmaceuticals Inc." to "TG Therapeutics, Inc." The resolution also provided that the amendment be proposed to the stockholders entitled to vote thereon for consideration at the Annual Meeting all in accordance with Section 242 of the Delaware General Corporation Law. The Board is seeking stockholder approval of the name change.

The Board recommends this action in order to create a more unified company identity and believes the change of the Company name is desirable to reflect the exchange transaction with TG. The name change will more accurately reflect our business activities and will promote public recognition of our new business focus.

The form of the Amendment is attached as Appendix B.

Reasons for Stockholder Approval

Section 242 of the Delaware General Corporation Law requires that Delaware corporations, such as the Company, obtain stockholder approval of an amendment to the certificate of incorporation. In order to change the corporate name of the Company, it is necessary to amend the Company's Certificate of Incorporation.

Vote Required to Approve the Amendment to the Certificate of Incorporation

The affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter. Abstentions and votes withheld will have the same effect as a negative vote. However, broker or nominee non-votes, and shares represented by proxies reflecting broker or nominee non-votes, will not have the effect of a vote against this proposal as they are not considered to be present and entitled to vote on this matter.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

31

PROPOSAL FOUR

To authorize the adoption of the 2012 Incentive Plan

On [February XX, 20122], the Board of Directors adopted, subject to stockholder approval at the Annual Meeting, the 2012 Incentive Plan. The 2012 Incentive Plan will become effective as of the date it was approved by the Board. If approved by our stockholders, 75,000,000 shares of Common Stock will be available for issuance upon the grant or exercise of awards under the 2012 Incentive Plan.

The Company currently maintains the 1995 Stock Option Plan and the 2003 Stock Option Plan (collectively, the “Existing Plans”). As of March 1, 2012, there were approximately 231,000 shares of Common Stock subject to outstanding awards issued under the Existing Plans.  If our stockholders approve the 2012 Incentive Plan, all future equity grants to the Company's employees, officers, directors and consultants will be made from the 2012 Incentive Plan, and the Company will not grant any additional awards under the Existing Plans.  If the Stockholders do not approve the 2012 Incentive Plan, the Company will continue granting awards under the Existing Plans.

A summary of the 2012 Incentive Plan is set forth below. This summary is qualified in its entirety by the full text of the 2012 Incentive Plan, which is attached to this Proxy Statement as Appendix C.

Summary of the 2012 Incentive Plan

Purpose

The purpose of the 2012 Incentive Plan is to promote the Company’s success by linking the personal interests of the Company’s employees, officers, directors and consultants of the Company and its affiliates, and by providing participants with an incentive for outstanding performance. The 2012 Incentive Plan is also intended to enhance the Company’s ability to motivate, attract, and retain the services of employees, officers, directors and consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.

Administration

The 2012 Incentive Plan will be administered by a committee (the “Committee”) appointed by the Board, or at the discretion of the Board from time to time, the 2012 Incentive Plan may be administered by the Board. The Committee will have the authority to designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions thereof; establish, adopt or revise any rules and regulations as it may deem advisable to administer the 2012 Incentive Plan; and make all other decisions and determinations that may be required under the 2012 Incentive Plan.

Eligibility

The 2012 Incentive Plan permits the grant of incentive awards to employees, officers, directors and consultants of the Company and its affiliates as selected by the Committee. As of March 1, 2012, the number of eligible participants is approximately [50]. The number of eligible participants may increase over time based upon future growth of the Company and its affiliates.

Permissible Awards

The 2012 Incentive Plan authorizes the granting of awards in any of the following forms:

•	options to purchase shares of the Common Stock, which may be designated under the Code as nonstatutory stock options or incentive stock options;

•	stock appreciation rights (SARs), which give the holder the right to receive the difference between the fair market value per share of the Common Stock on the date of exercise over the base price of the award (which cannot be less than the fair market value of the underlying stock as of the grant date);

•	restricted stock, which is subject to restrictions on transferability and subject to forfeiture on terms set by the Committee;

32

•	restricted or deferred stock units, which represent the right to receive shares of Common Stock in the future, based upon the attainment of stated vesting or performance criteria in the case of restricted stock units;

•	performance awards, which are awards payable in cash or stock upon the attainment of specified performance goals (any award that may be granted under the 2012 Incentive Plan may be granted in the form of a performance award);

•	dividend equivalents, which entitle the holder of a “full-value” award (such as restricted stock, stock units, or performance awards payable in common stock) to cash payments equal to any dividends paid on the shares of stock underlying the award;

•	other stock-based awards in the discretion of the Committee; and

•	cash-based awards.

Shares Available for Awards

Subject to adjustment as provided in the 2012 Incentive Plan, the aggregate number of shares of Common Stock reserved and available for issuance pursuant to awards granted under the 2012 Incentive Plan is 75,000,000.

Share Counting

The share counting provisions of the 2012 Incentive Plan provide that the following shares will be added back to the 2012 Incentive Plan share reserve and will again be available for issuance pursuant to awards granted under the 2012 Incentive Plan:  (i) unissued or forfeited shares originally subject to an award that is canceled, terminates, expires, is forfeited or lapses for any reason; (ii) shares subject to awards settled in cash; (iii) shares withheld or repurchased from an award or delivered by a participant to satisfy minimum tax withholding requirements; (iv) shares delivered to the Company in satisfaction of the exercise price of an option; (v) shares originally subject to an option or SAR that are not issued upon exercise of the option or SAR for any reason, including by reason of net-settlement of the award; and (vi) shares subject to an award other than an option or SAR that are not issued for any reason, including by reason of failure to achieve maximum performance goals. In addition, substitute awards granted in connection with a merger will not count against the share reserve under the 2012 Incentive Plan.

Limitations on Individual Awards

The maximum aggregate number of shares of Common Stock subject to stock-based awards that may be granted under the 2012 Incentive Plan in any 12-month period to any one participant is as follows:

Type of Award	Shares

Options	25,000,000
Stock Appreciation Rights	25,000,000
Performance Awards	25,000,000

The maximum aggregate amount awarded or credited with respect to cash-based awards under the 2012 Incentive Plan to any one participant in any 12-month period is $15,000,000.

Grants to Non-Employee Directors

Grants of awards to non-employee directors under the 2012 Incentive Plan will be made only in accordance with the terms, conditions and parameters of a plan, program or policy for the compensation of non-employee directors as in effect from time to time.  Accordingly, the Committee may not make discretionary grants to non-employee directors under the 2012 Incentive Plan.

33

Section 162(m) and Performance Goals

All options and SARs granted under the 2012 Incentive Plan are designed to be exempt from the $1,000,000 deduction limit imposed by Code Section 162(m).  The Committee may designate any other award granted under the 2012 Incentive Plan as a qualified performance-based award in order to make the award fully deductible without regard to the $1,000,000 deduction limit imposed by Code Section 162(m).  If an award is so designated, the Committee must establish objectively determinable performance goals for the award based on one or more of the following business criteria, which may be expressed in terms of Company-wide objectives or in terms of objectives that relate to the performance of an affiliate or a division, region, department or function within the Company or an affiliate: revenue, sales, profit (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures), earnings (EBIT, EBITDA, earnings per share, or other corporate earnings measures), net income (before or after taxes, operating income or other income measures), cash (cash flow, cash generation, working capital or other cash measures), stock price or performance, total stockholder return (stock price appreciation plus reinvested dividends), return on equity, return on assets, return on investment, market share, improvements in capital structure, expenses (expense management, expense ratio, expense efficiency ratios or other expense measures), business expansion or consolidation (acquisitions, divestitures, in-licensing, or product acquisitions), market capitalization, clinical and regulatory milestones, corporate financing activities, supply, production and manufacturing milestones, and corporate partnerships or strategic alliances.

The Committee must establish such goals within 90 days after the beginning of the period for which such performance goal relates (or such later date as may be permitted under applicable tax regulations), and the Committee may for any reason reduce (but not increase) any award, notwithstanding the achievement of a specified goal.  The Committee may provide, at the time the performance goals are established, that any evaluation of performance will exclude or otherwise objectively adjust for any specified circumstance or event that occurs during a performance period, including by way of example but without limitation the following: asset write-downs or impairment charges, litigation or claim judgments or settlements, the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results, accruals for reorganization and restructuring programs, extraordinary nonrecurring items as described in then-current accounting principles, extraordinary nonrecurring items as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year, acquisitions or divestitures and foreign exchange gains and losses.

Limitations on Transfer; Beneficiaries

A participant generally may not assign or transfer an award other than by will or the laws of descent and distribution; provided, however, that nonstatutory stock options may be transferred without consideration to members of a participant’s immediate family, to trusts in which such immediate family members have more than 50% of the beneficial interest, to foundations in which such immediate family members (or the participant) control the management of assets, and to any other entity (including limited partnerships and limited liability companies) in which the immediate family members (or the participant) own more than50% of the voting interest. In addition, the Committee may permit other transfers (other than transfers for value) where it concludes that such transferability does not result in accelerated taxation, does not cause any option intended to be an incentive stock option to fail to qualify as such, and is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable awards. A participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any award upon the participant’s death.

Treatment of Awards upon a Change in Control

Except as otherwise provided in the award certificate or any special 2012 Incentive Plan document governing an award, upon the occurrence of a change in control, (i) all outstanding options, SARs, and other awards in the nature of rights that may be exercised will become fully exercisable, (ii) all time-based vesting restrictions on outstanding awards will lapse, and (iii) the target payout opportunities attainable under all outstanding performance-based awards will be deemed to have been fully earned as of the effective date of the change in control based upon an assumed achievement of all relevant performance goals at the "target" level of performance as of the date of the change in control and the awards will payout on a prorata basis based upon the length of time within the performance period that has elapsed prior to the change in control.

34

Discretionary Acceleration

Regardless of whether a change in control has occurred, the Committee may in its sole discretion at any time determine that all or a portion of a participant’s awards will become fully vested. The Committee may discriminate among participants or among awards in exercising such discretion.

Adjustments

In the event of a transaction between the Company and its stockholders that causes the per-share value of the Common Stock to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering, or large nonrecurring cash dividend), the share authorization limits under the 2012 Incentive Plan will be adjusted proportionately, and the Committee must make such adjustments to the 2012 Incentive Plan and awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction. In the event of a stock split, a stock dividend, or a combination or consolidation of the outstanding Common Stock into a lesser number of shares, the authorization limits under the 2012 Incentive Plan will automatically be adjusted proportionately, and the shares then subject to each award will automatically be adjusted proportionately without any change in the aggregate purchase price.

Termination and Amendment

The Board or the Committee may, at any time and from time to time, amend, modify or terminate the 2012 Incentive Plan without stockholder approval; provided, however, that if an amendment to the 2012 Incentive Plan would, in the reasonable opinion of the Board or the Committee, constitute a material change requiring stockholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of an exchange, then such amendment shall be subject to stockholder approval; and provided, further, that the Board or Committee may condition any other amendment or modification on the approval of stockholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable (i) to comply with the listing or other requirements of an exchange, or (ii) to satisfy any other tax, securities or other applicable laws, policies or regulations. No termination or amendment of the 2012 Incentive Plan may, without the written consent of the participant, reduce or diminish the value of an outstanding award.

The Committee may amend or terminate outstanding awards.  However, such amendments may require the consent of the participant and, unless approved by the stockholders, the exercise price of an outstanding option may not be reduced, directly or indirectly, and the original term of an option may not be extended.

Prohibition on Repricing

Except as described above under “Adjustments,”, the exercise price of an option may not be reduced, directly or indirectly by cancellation and regrant or otherwise, without the prior approval of the stockholders of the Company. In addition, the Company may not, without the prior approval of stockholders of the Company, repurchase an option for value from a participant if the current fair market value of the shares underlying the option is lower than the exercise price per share of the option.

Certain U.S. Federal Income Tax Effects

The U.S. federal income tax discussion set forth below is intended for general information only and does not purport to be a complete analysis of all of the potential tax effects of the 2012 Incentive Plan. It is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. State and local income tax consequences are not discussed, and may vary from locality to locality.

Tax Withholding.

The Company has the right to deduct or withhold, or require a participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including employment taxes) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the 2012 Incentive Plan.

35

Nonstatutory Stock Options.  There will be no federal income tax consequences to the optionee or to the Company upon the grant of a nonstatutory stock option under the 2012 Incentive Plan. When the optionee exercises a nonstatutory option, however, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the Common Stock received upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding federal income tax deduction. Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.

Incentive Stock Options.  There typically will be no federal income tax consequences to the optionee or to the Company upon the grant or exercise of an incentive stock option. If the optionee holds the acquired option shares for the required holding period of at least two years after the date the option was granted and one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to such amount. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee's alternative minimum taxable income.

Stock Appreciation Rights.  A participant receiving a stock appreciation right under the 2012 Incentive Plan will not recognize income, and the Company will not be allowed a tax deduction, at the time the award is granted. When the participant exercises the stock appreciation right, the amount of cash and the fair market value of any shares of Common Stock received will be ordinary income to the participant and the Company will be allowed a corresponding federal income tax deduction at that time.

Restricted Stock.  Unless a participant makes an election to accelerate recognition of the income to the date of grant as described below, a participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock award is granted, provided that the award is nontransferable and is subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the Common Stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). If the participant files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.

Restricted or Deferred Stock Units.  A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a stock unit award is granted. When the participant receives or has the right to receive shares of Common Stock (or the equivalent value in cash or other property) in settlement of a stock unit award, a participant will recognize ordinary income equal to the fair market value of the Common Stock or other property as of that date (less any amount he or she paid for the stock or property), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Performance Awards Payable in Cash.  A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a performance award payable in cash is granted (for example, when the performance goals are established).  Upon receipt of cash in settlement of the award, a participant will recognize ordinary income equal to the cash received, and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

36

Dividend Equivalents. A participant will recognize ordinary income, and the Company will be allowed a tax deduction, at the time the dividend equivalents are paid or payable.

Code Section 409A.  The 2012 Incentive Plan permits the grant of various types of incentive awards, which may or may not be exempt from Code Section 409A. If an award is subject to Section 409A, and if the requirements of Section 409A are not met, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. Restricted stock awards, and stock options and SARs that comply with the terms of the 2012 Incentive Plan are generally exempt from the application of Code Section 409A. Stock units, other stock-based awards and cash-based awards that are granted in one year and payable in a later year generally are subject to Section 409A unless they are designed to satisfy the short-term deferral exemption from such law. If not exempt, such awards must be specially designed to meet the requirements of Section 409A in order to avoid early taxation and penalties.

Tax Withholding. The Company or any affiliate has the right to deduct or withhold, or require a participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including employment taxes) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the 2012 Incentive Plan.

Benefits to Named Executive Officers and Others

As of March 9, 2012, no awards had been granted under the 2012 Incentive Plan.  Awards under the 2012 Incentive Plan are at the discretion of the Committee. Accordingly, future awards under the 2012 Incentive Plan are not determinable.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information as of December 31, 2011, regarding the securities authorized for issuance under our equity compensation plans.

Equity Compensation Plan Information

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options (a)(2)	Weighted-Average Exercise Price of Outstanding Options (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)(3)

Equity compensation plans approved by security holders (1)	231,299	$24.37	90,690
Equity compensation plans not approved by security holders	—	—	—
Total	231,299	$24.37	90,690

(1)      Includes the Existing Plans.

(2)      Includes shares issuable pursuant to the exercise of stock options.

(3)      All such shares are available for issuance pursuant to grants of full-value stock awards.

For additional information about all of our equity compensation plans, see Note 4 to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, filed with the SEC.

37

Vote Required to Approve the 2012 Incentive Plan

The affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter. Abstentions and votes withheld will have the same effect as a negative vote. However, broker or nominee non-votes, and shares represented by proxies reflecting broker or nominee non-votes, will not have the effect of a vote against this proposal as they are not considered to be present and entitled to vote on this matter.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

38

PROPOSAL FIVE

RATIFICATION OF APPOINTMENT OF J.H. COHN LLP AS OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board is submitting the selection of J.H. Cohn LLP as our independent registered public accounting firm to the stockholders for ratification at our Annual Meeting. Stockholder ratification of our independent registered public accounting firm is not required by our Amended and Restated Bylaws or otherwise. If J.H. Cohn LLP is not ratified as our independent registered public accounting firm by a majority of the shares present or represented by proxy, the Board will review its future selection of independent registered public accounting firm. J.H. Cohn LLP will still serve as our independent registered public accounting firm for the year ending December 31, 2012, if it is not ratified by our stockholders.

Vote Required to Approve the Ratification of the Appointment of J.H. Cohn LLP

The affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter. Abstentions and votes withheld will have the same effect as a negative vote. However, broker or nominee non-votes, and shares represented by proxies reflecting broker or nominee non-votes, will not have the effect of a vote against this proposal as they are not considered to be present and entitled to vote on this matter.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF J.H. COHN LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2012.

39

ADDITIONAL INFORMATION

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement and 2011 Annual Report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you contact us at: Manhattan Pharmaceuticals,, Inc., 787 Seventh Avenue, New York, New York 10019, Attn: Sean Power. You may also contact us at (212) 554-4305.

If you want to receive separate copies of the proxy statement and Annual Report in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address or phone number.

Stockholder Proposals for Our 2013 Annual Meeting

Only proper proposals under Rule 14a-8 of the Exchange Act which are timely received will be included in the proxy materials for our next annual meeting. In order to be considered timely, such proposal must be received by our Corporate Secretary, Sean Power, at 787 Seventh Avenue, New York, New York 10019, no later than [December 31, 2012]. Stockholders may also nominate candidates to the Board pursuant to Rule 14a-11 of the Exchange Act, and such nominations will be included in the proxy materials for our next annual meeting if timely received. In order to be considered timely, such nominations must be received by Mr. Power on or after [January 25, 2013], and on or before [February 24, 2013]. We suggest that stockholders submit any stockholder proposal by certified mail, return receipt requested.

Our Amended and Restated Bylaws require stockholders to provide advance notice to the Company of any stockholder director nomination(s) and any other matter a stockholder wishes to present for action at an annual meeting of stockholders (other than matters to be included in our proxy statement, which are discussed in the previous paragraph). In order to properly bring business before an annual meeting, our Amended and Restated Bylaws require, among other things, that the stockholder submit written notice thereof complying with our Amended and Restated Bylaws to Sean Power, our Corporate Secretary, at the above address, not less than 60 days nor more than 90 days prior to the anniversary of the preceding year’s annual meeting. Therefore, the Company must receive notice of a stockholder proposal submitted other than pursuant to Rule 14a-8 (as discussed above) no sooner than [March 23, 2013], and no later than [April 23, 2013]. If a stockholder fails to provide timely notice of a proposal to be presented at our 2013 Annual Meeting of Stockholders, the proxy designated by our Board will have discretionary authority to vote on any such proposal that may come before the meeting.

Other Matters

Our Board does not know of any other matters that may come before the meeting. However, if any other matters are properly presented to the meeting, it is the intention of the person named in the accompanying proxy card to vote, or otherwise act, in accordance with their judgment on such matters.

Solicitation of Proxies

We will bear the cost of solicitation of proxies. In addition to the solicitation of proxies by mail, our officers and employees may solicit proxies in person or by telephone. We may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expenses in sending proxies and proxy material to beneficial owners.

Incorporation of Information by Reference

The Audit Committee Report contained in this proxy statement is not deemed filed with the SEC and shall not be deemed incorporated by reference into any prior or future filings made by us under the Securities Act of 1933, as amended or the Exchange Act, except to the extent that we specifically incorporate such information by reference. Our Annual Report on Form 10-K for the year ended December 31, 2011, delivered to you together with this proxy statement, is hereby incorporated by reference.

40

APPENDIX A

CERTIFICATE OF AMENDMENT
TO
THE RESTATED CERTIFICATE OF INCORPORATION
OF
MANHATTAN PHARMACEUTICALS, INC.

Manhattan Pharmaceuticals, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Company”), hereby certifies as follows:

FIRST: That the Board of Directors of the Company has duly adopted resolutions (i) authorizing the Company to execute and file with the Secretary of State of the State of Delaware this Certificate of Amendment of Certificate of Incorporation (this “Certificate of Amendment”) to (a) effect up to two reverse stock splits at a ratio ranging from 4-for-1 to 100-for-1; and (b) declaring this Certificate of Amendment to be advisable and recommended for approval by the stockholders of the Company.

SECOND: That this Certificate of Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware by the Board of Directors and stockholders of the Company.

THIRD: That upon the effectiveness of this Certificate of Amendment, Article Fourth, Sections A., B., C., and D. of the Restated Certificate of Incorporation of the Company are hereby deleted in their entirety and replaced with the following, and Article Fourth, Section E. shall be renumbered to Section C:

A.    Immediately upon the filing of this Certificate of Amendment, each                     1 shares of Common Stock (as defined below) issued and outstanding at such time shall be combined into one (1) share of such Common Stock (the “Reverse Stock Split”). Upon surrender by a holder of a certificate or certificates for Common Stock (including, for this purpose, a holder of shares of Common Stock issuable upon conversion of Series A Preferred Stock), duly endorsed, at the office of the Company (or, if lost, an acceptable affidavit of loss is delivered to the Company), the Company shall, as soon as practicable thereafter, issue and deliver to such holder, or to the nominee or assignee of such holder, a new certificate or certificates for the number of shares of Common Stock that such holder shall be entitled to following the Reverse Stock Split. No fractional shares shall be issued, and, in lieu thereof, the Corporation shall pay cash equal to such fraction multiplied by the fair market value of a share of Common Stock (pre-reverse stock split). The Common Stock issued in this exchange (post-reverse stock split) shall have the same rights, preferences and privileges as the Common Stock (pre-reverse stock split).

B.    The Corporation is authorized to issue two classes of stock designated “Common Stock” and “Series A Preferred Stock.” The total number of shares of all classes of stock that this Corporation is authorized to issue is Five Hundred and Ten Million (510,000,000), consisting of Five Hundred Million (500,000,000) shares of Common Stock, par value $0.001 per share, and Ten Million (10,000,000) shares of Preferred Stock, par value $0.001 per share.”

[1]	Insert reverse stock split ratio, ranging from 4-for-1 to 100-for-1.

41

APPENDIX B

CERTIFICATE OF AMENDMENT
TO
THE RESTATED CERTIFICATE OF INCORPORATION
OF
MANHATTAN PHARMACEUTICALS, INC.

Pursuant to Section 242 of the General

Corporation Law of the State of Delaware

It is hereby certified that:

1.      Manhattan Pharmaceuticals, Inc. is a corporation formed under the laws of the State of Delaware, and its certificate of incorporation was originally filed in the office of the Secretary of State on May 18, 1993 under the name Atlantic Pharmaceuticals, Inc.

2.      The certificate of incorporation is hereby amended by deleting the existing Article FIRST and replacing it in its entirety with the following amendment:

“FIRST: The name of the corporation is TG Therapeutics, Inc.”

3.      This amendment to the certificate of incorporation has been duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

The undersigned is signing this certificate on _____, 2012.

Michael S. Weiss
Interim Chief Executive Officer and President

42

APPENDIX C

2012 Incentive Plan

MANHATTAN PHARMACEUTICALS, INC.

2012 INCENTIVE PLAN

43

MANHATTAN PHARMACEUTICALS, INC.

2012 INCENTIVE PLAN

ARTICLE 1 PURPOSE		1
1.1	General	1
ARTICLE 2 DEFINITIONS		1
2.1	Definitions	1
ARTICLE 3 EFFECTIVE TERM OF PLAN		6
3.1	Effective Date	6
3.2	Term of Plan	6
ARTICLE 4 ADMINISTRATION		6
4.1	Committee	6
4.2	Actions and Interpretations by the Committee	7
4.3	Authority of Committee	7
4.4	Delegation	7
4.5	Indemnification	8
ARTICLE 5 SHARES SUBJECT TO THE PLAN		8
5.1	Number of Shares	8
5.2	Share Counting	8
5.3	Stock Distributed	9
5.4	Limitation on Awards	9
ARTICLE 6 ELIGIBILITY		9
6.1	General	9
ARTICLE 7 STOCK OPTIONS		9
7.1	General	9
7.2	Incentive Stock Options	10
ARTICLE 8 STOCK APPRECIATION RIGHTS		10
8.1	Grant of Stock Appreciation Rights	10
ARTICLE 9 RESTRICTED STOCK AND STOCK UNITS		11
9.1	Grant of Restricted Stock and Stock Units	11
9.2	Issuance and Restrictions	11
9.3	Dividends on Restricted Stock	11
9.4	Forfeiture	12
9.5	Delivery of Restricted Stock	12
ARTICLE 10 PERFORMANCE AWARDS		12
10.1	Grant of Performance Awards	12
10.2	Performance Goals	12
ARTICLE 11 QUALIFIED STOCK-BASED AWARDS		12
11.1	Options and Stock Appreciation Rights	12
11.2	Other Awards	12
11.3	Performance Goals	13
11.4	Inclusions and Exclusions from Performance Criteria	13
11.5	Certification of Performance Goals	14
11.6	Award Limits	14
ARTICLE 12 DIVIDEND EQUIVALENTS		14
12.1	Grant of Dividend Equivalents	14

ARTICLE 13 STOCK OR OTHER STOCK-BASED AWARDS		14
13.1	Grant of Stock or Other Stock-Based Awards	14
ARTICLE 14 PROVISIONS APPLICABLE TO AWARDS		14
14.1	Award Certificates	14
14.2	Form of Payment of Awards	15
14.3	Limits on Transfer	15
14.4	Beneficiaries	15
14.5	Stock Trading Restrictions	15
14.6	Effect of a Change in Control	15
14.7	Acceleration for Other Reasons	15
14.8	Forfeiture Events	16
14.9	Substitute Awards	16
ARTICLE 15 CHANGES IN CAPITAL STRUCTURE		16
15.1	Mandatory Adjustments	16
15.2	Discretionary Adjustments	16
15.3	General	17
ARTICLE 16 AMENDMENT, MODIFICATION AND TERMINATION		17
16.1	Amendment, Modification and Termination	17
16.2	Awards Previously Granted	17
16.3	Compliance Amendments	17
ARTICLE 17 GENERAL PROVISIONS		18
17.1	Rights of Participants	18
17.2	Withholding	18
17.3	Special Provisions Related to Section 409A of the Code	18
17.4	Unfunded Status of Awards	20
17.5	Relationship to Other Benefits	20
17.6	Expenses	20
17.7	Titles and Headings	20
17.8	Gender and Number	20
17.9	Fractional Shares	20
17.10	Government and Other Regulations	20
17.11	Governing Law	21
17.12	Severability	21
17.13	No Limitations on Rights of Company	21

MANHATTAN PHARMACEUTICALS, INC.

2012 INCENTIVE PLAN

ARTICLE 1

PURPOSE

1.1.    GENERAL. The purpose of the Manhattan Pharmaceuticals, Inc. 2012 Incentive Plan (the “Plan”) is to promote the success, and enhance the value, of Manhattan Pharmaceuticals, Inc. (the “Company”), by linking the personal interests of employees, officers, directors and consultants of the Company or any Affiliate (as defined below) to those of Company stockholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees, officers, directors and consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to selected employees, officers, directors and consultants of the Company and its Affiliates.

ARTICLE 2

DEFINITIONS

2.1.    DEFINITIONS. When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Section 1.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

(a)          “Affiliate” means (i) any Subsidiary or Parent, or (ii) an entity that directly or through one or more intermediaries controls, is controlled by or is under common control with, the Company, as determined by the Committee.

(b)          “Award” means an award of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Performance Awards, Dividend Equivalents, Other Stock-Based Awards, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

(c)          “Award Certificate” means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award. Award Certificates may be in the form of individual award agreements or certificates or a program document describing the terms and provisions of an Award or series of Awards under the Plan. The Committee may provide for the use of electronic, internet or other non-paper Award Certificates, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant.

(d)          “Beneficial Owner” shall have the meaning given such term in Rule 13d-3 of the General Rules and Regulations under the 1934 Act.

(e)          “Board” means the Board of Directors of the Company.

(f)          “Cause” as a reason for a Participant’s termination of employment shall have the meaning assigned such term in the employment, severance or similar agreement, if any, between such Participant and the Company or an Affiliate, provided, however that if there is no such employment, severance or similar agreement in which such term is defined, and unless otherwise defined in the applicable Award Certificate, “Cause” shall mean any of the following acts by the Participant, as determined by the Committee: gross neglect of duty, prolonged absence from duty without the consent of the Company, material breach by the Participant of any published Company code of conduct or code of ethics; or willful misconduct, misfeasance or malfeasance of duty which is reasonably determined to be detrimental to the Company. With respect to a Participant’s termination of directorship, “Cause” means an act or failure to act that constitutes cause for removal of a director under applicable Delaware law. The determination of the Committee as to the existence of “Cause” shall be conclusive on the Participant and the Company.

(g)          “Change in Control” means and includes the occurrence of any one of the following events but shall specifically exclude a Public Offering:

(i)          during any consecutive 12-month period, individuals who, at the beginning of such period, constitute the Board of Directors of the Company (the “Incumbent Directors”) cease for any reason to constitute at least a majority of such Board, provided that any person becoming a director after the beginning of such 12-month period and whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to the election or removal of directors (“Election Contest”) or other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board (“Proxy Contest”), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest, shall be deemed an Incumbent Director; or

(ii)         any Person becomes a Beneficial Owner, directly or indirectly, of either (A) 50% or more of the then-outstanding shares of common stock of the Company (“Company Common Stock”) or (B) securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of directors (the “Company Voting Securities”); provided, however, that for purposes of this subsection (ii), the following acquisitions of Company Common Stock or Company Voting Securities shall not constitute a Change in Control: (v) an acquisition directly from the Company, (w) an acquisition by the Company or a Subsidiary, (x) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, (y) the acquisition by GTC Biotherapeutics, Inc., LFB Biotechnologies S.A.S., LFB/GTC LLC (collectively “the Licensors”) of shares pursuant to the Option agreement between the Licensors and the Company, dated as of April 29, 2011, or (z) an acquisition pursuant to a Non-Qualifying Transaction (as defined in subsection (iii) below); or

(iii)        the consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or a Subsidiary (a “Reorganization”), or the sale or other disposition of all or substantially all of the Company’s assets (a “Sale”) or the acquisition of assets or stock of another corporation or other entity (an “Acquisition”), unless immediately following such Reorganization, Sale or Acquisition: (A) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the outstanding Company Common Stock and outstanding Company Voting Securities immediately prior to such Reorganization, Sale or Acquisition beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Reorganization, Sale or Acquisition (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets or stock either directly or through one or more subsidiaries, the “Surviving Entity”) in substantially the same proportions as their ownership, immediately prior to such Reorganization, Sale or Acquisition, of the outstanding Company Common Stock and the outstanding Company Voting Securities, as the case may be, and (B) no Person (other than (x) the Company or any Subsidiary, (y) the Surviving Entity or its ultimate parent entity, or (z) any employee benefit plan (or related trust) sponsored or maintained by any of the foregoing) is the Beneficial Owner, directly or indirectly, of 50% or more of the total common stock or 50% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Surviving Entity, and (C) at least a majority of the members of the board of directors of the Surviving Entity were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Reorganization, Sale or Acquisition (any Reorganization, Sale or Acquisition which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a “Non-Qualifying Transaction”).

(h)          “Code” means the Internal Revenue Code of 1986, as amended from time to time. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.

(i)          “Committee” means the committee of the Board described in Article 4.

(j)          “Company” means Manhattan Pharmaceuticals, Inc., a Delaware corporation, or any successor corporation.

(k)          “Continuous Service” means the absence of any interruption or termination of service as an employee, officer, director or consultant of the Company or any Affiliate, as applicable; provided, however, that for purposes of an Incentive Stock Option “Continuous Service” means the absence of any interruption or termination of service as an employee of the Company or any Parent or Subsidiary, as applicable, pursuant to applicable tax regulations. Continuous Service shall not be considered interrupted in the following cases: (i) a Participant transfers employment between the Company and an Affiliate or between Affiliates, or (ii) in the discretion of the Committee as specified at or prior to such occurrence, in the case of a spin-off, sale or disposition of the Participant’s employer from the Company or any Affiliate, (iii) a Participant transfers from being an employee of the Company or an Affiliate to being a director of the Company or of an Affiliate, or vice versa, (iv) in the discretion of the Committee as specified at or prior to such occurrence, a Participant transfers from being an employee of the Company or an Affiliate to being a consultant to the Company or of an Affiliate, or vice versa, or (v) any leave of absence authorized in writing by the Company prior to its commencement; provided, however, that for purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Whether military, government or other service or other leave of absence shall constitute a termination of Continuous Service shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive; provided, however, that for purposes of any Award that is subject to Code Section 409A, the determination of a leave of absence must comply with the requirements of a “bona fide leave of absence” as provided in Treas. Reg. Section 1.409A-1(h).

(l)          “Covered Employee” means a covered employee as defined in Code Section 162(m)(3).

(m)         “Deferred Stock Unit” means a right granted to a Participant under Article 9 to receive Shares (or the equivalent value in cash or other property if the Committee so provides) at a future time as determined by the Committee, or as determined by the Participant within guidelines established by the Committee in the case of voluntary deferral elections.

(n)          “Disability” of a Participant means that the Participant (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident or health plan covering employees of the Participant’s employer. If the determination of Disability relates to an Incentive Stock Option, Disability means Permanent and Total Disability as defined in Section 22(e)(3) of the Code. In the event of a dispute, the determination of whether a Participant has incurred a Disability will be made by the Committee and may be supported by the advice of a physician competent in the area to which such Disability relates.

(o)          “Dividend Equivalent” means a right granted to a Participant under Article 12.

(p)          “Effective Date” has the meaning assigned such term in Section 3.1.

(q)          “Eligible Participant” means an employee (including a leased employee), officer, director or consultant of the Company or any Affiliate.

(r)          “Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.

(s)          “Fair Market Value,” on any date, means (i) if the Stock is listed on a securities exchange, the closing sales price on such exchange on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange, the mean between the bid and offered prices as quoted by the applicable interdealer quotation system for such date, provided that if the Stock is not quoted on an interdealer quotation system or it is determined that the fair market value is not properly reflected by such quotations, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable and in compliance with Code Section 409A.

(t)          “Full-Value Award” means an Award other than in the form of an Option or SAR, and which is settled by the issuance of Stock (or at the discretion of the Committee, settled in cash valued by reference to Stock value).

(u)          “Good Reason” has the meaning, if any, assigned such term in the employment, consulting, severance or similar agreement, if any, between a Participant and the Company or an Affiliate; provided, however, that if there is no such employment, consulting, severance or similar agreement in which such term is defined, “Good Reason” shall have the meaning, if any, given such term in the applicable Award Certificate. If not defined in either such document, the term “Good Reason” as used herein shall not apply to a particular Award.

(v)         “Grant Date” of an Award means the first date on which all necessary corporate action has been taken to approve the grant of the Award as provided in the Plan, or such later date as is determined and specified as part of that authorization process. Notice of the grant shall be provided to the grantee within a reasonable time after the Grant Date.

(w)          “Incentive Stock Option” means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision thereto.

(x)          “Independent Directors” means those members of the Board of Directors who qualify at any given time as (a) an “independent” director under the applicable rules of each Exchange on which the Shares are listed, (b) a “non-employee” director under Rule 16b-3 of the 1934 Act, and (c) an “outside” director under Section 162(m) of the Code.

(y)          “Non-Employee Director” means a director of the Company who is not a common law employee of the Company or an Affiliate.

(z)          “Nonstatutory Stock Option” means an Option that is not an Incentive Stock Option.

(aa)         “Option” means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

(bb)         “Other Stock-Based Award” means a right, granted to a Participant under Article 13, that relates to or is valued by reference to Stock or other Awards relating to Stock.

(cc)         “Parent” means a corporation, limited liability company, partnership or other entity which owns or beneficially owns a majority of the outstanding voting stock or voting power of the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Parent shall have the meaning set forth in Section 424(e) of the Code.

(dd)         “Participant” means an Eligible Participant who has been granted an Award under the Plan; provided that in the case of the death of a Participant, the term “Participant” refers to a beneficiary designated pursuant to Section 14.4 or the legal guardian or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law and court supervision.

(ee)         “Performance Award” means any award granted under the Plan pursuant to Article 10.

(ff)         “Person” means any individual, entity or group, within the meaning of Section 3(a)(9) of the 1934 Act and as used in Section 13(d)(3) or 14(d)(2) of the 1934 Act.

(gg)         “Plan” means the Manhattan Pharmaceuticals, Inc. 2012 Incentive Plan, as amended from time to time.

(hh)         “Public Offering” means a public offering of any class or series of the Company’s equity securities pursuant to a registration statement filed by the Company under the 1933 Act.

(ii)         “Qualified Performance-Based Award” means an Award that is either (i) intended to qualify for the Section 162(m) Exemption and is made subject to performance goals based on Qualified Business Criteria as set forth in Section 11.2, or (ii) an Option or SAR having an exercise price equal to or greater than the Fair Market Value of the underlying Stock as of the Grant Date.

(jj)         “Qualified Business Criteria” means one or more of the Business Criteria listed in Section 11.2 upon which performance goals for certain Qualified Performance-Based Awards may be established by the Committee.

(kk)         “Restricted Stock” means Stock granted to a Participant under Article 9 that is subject to certain restrictions and to risk of forfeiture.

(ll)         “Restricted Stock Unit” means the right granted to a Participant under Article 9 to receive shares of Stock (or the equivalent value in cash or other property if the Committee so provides) in the future, which right is subject to certain restrictions and to risk of forfeiture.

(mm)         “Section 162(m) Exemption” means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code or any successor provision thereto.

(nn)         “Shares” means shares of the Company’s Stock. If there has been an adjustment or substitution pursuant to Article 15, the term “Shares” shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted pursuant to Article 15.

(oo)         “Stock” means the $0.001 par value common stock of the Company and such other securities of the Company as may be substituted for Stock pursuant to Article 15.

(pp)         “Stock Appreciation Right” or “SAR” means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a Share as of the date of exercise of the SAR over the base price of the SAR, all as determined pursuant to Article 8.

(qq)         “Subsidiary” means any corporation, limited liability company, partnership or other entity, domestic or foreign, of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Subsidiary shall have the meaning set forth in Section 424(f) of the Code.

(rr)         “1933 Act” means the Securities Act of 1933, as amended from time to time.

(ss)         “1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.

ARTICLE 3

EFFECTIVE TERM OF PLAN

3.1.    EFFECTIVE DATE. Subject to the approval of the Plan by the Company’s stockholders within 12 months after the Plan’s adoption by the Board, the Plan will become effective on the date that it is adopted by the Board (the “Effective Date”).

3.2.    TERMINATION OF PLAN. Unless earlier terminated as provided herein, the Plan shall continue in effect until the date of the 2022 stockholders’ meeting or, if the stockholders approve an amendment to the Plan that increases the number of Shares subject to the Plan, the tenth anniversary of the date of such approval. The termination of the Plan on such date shall not affect the validity of any Award outstanding on the date of termination, which shall continue to be governed by the applicable terms and conditions of the Plan. Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten (10) years after the Effective Date.

ARTICLE 4

ADMINISTRATION

4.1.    COMMITTEE. The Plan shall be administered by a Committee appointed by the Board (which Committee shall consist of at least two directors) or, at the discretion of the Board from time to time, the Plan may be administered by the Board. It is intended that at least two of the directors appointed to serve on the Committee shall be Independent Directors and that any such members of the Committee who do not so qualify shall abstain from participating in any decision to make or administer Awards that are made to Eligible Participants who at the time of consideration for such Award (i) are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or (ii) are reasonably anticipated to become Covered Employees during the term of the Award. However, the mere fact that a Committee member shall fail to qualify as an Independent Director or shall fail to abstain from such action shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board. Unless and until changed by the Board, the Compensation Committee of the Board is designated as the Committee to administer the Plan. The Board may reserve to itself any or all of the authority and responsibility of the Committee under the Plan or may act as administrator of the Plan for any and all purposes. To the extent the Board has reserved any authority and responsibility or during any time that the Board is acting as administrator of the Plan, it shall have all the powers and protections of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board. To the extent any action of the Board under the Plan conflicts with actions taken by the Committee, the actions of the Board shall control. Notwithstanding any of the foregoing, grants of Awards to Non-Employee Directors under the Plan shall be made only in accordance with the terms, conditions and parameters of a plan, program or policy for the compensation of Non-Employee Directors that is approved and administered by a committee of the Board consisting solely of Independent Directors.

4.2.    ACTION AND INTERPRETATIONS BY THE COMMITTEE. For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the Plan, as the Committee may deem appropriate. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent it deems necessary to carry out the intent of the Plan. The Committee’s interpretation of the Plan, any Awards granted under the Plan, any Award Certificate and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s or an Affiliate’s independent certified public accountants, Company counsel or any executive compensation consultant or other professional retained by the Company or the Committee to assist in the administration of the Plan. No member of the Committee will be liable for any good faith determination, act or omission in connection with the Plan or any Award.

4.3.    AUTHORITY OF COMMITTEE. Except as provided in Section 4.1 hereof, the Committee has the exclusive power, authority and discretion to:

(a)          grant Awards;

(b)          designate Participants;

(c)          determine the type or types of Awards to be granted to each Participant;

(d)          determine the number of Awards to be granted and the number of Shares or dollar amount to which an Award will relate;

(e)          determine the terms and conditions of any Award granted under the Plan;

(f)          prescribe the form of each Award Certificate, which need not be identical for each Participant;

(g)          decide all other matters that must be determined in connection with an Award;

(h)          establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan;

(i)          make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan;

(j)          amend the Plan or any Award Certificate as provided herein; and

(k)          adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of the United States or any non-U.S. jurisdictions in which the Company or any Affiliate may operate, in order to assure the viability of the benefits of Awards granted to participants located in the United States or such other jurisdictions and to further the objectives of the Plan.

4.4.    DELEGATION.

(a)          Administrative Duties. The Committee may delegate to one or more of its members or to one or more officers of the Company or an Affiliate or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under this Plan.

(b)          Special Committee. The Board may, by resolution, expressly delegate to a special committee, consisting of one or more directors who may but need not be officers of the Company, the authority, within specified parameters as to the number and terms of Awards, to (i) designate officers and/or employees of the Company or any of its Affiliates to be recipients of Awards under the Plan, and (ii) to determine the number of such Awards to be received by any such Participants. The acts of such delegates shall be treated hereunder as acts of the Board and such delegates shall report regularly to the Board and the Compensation Committee regarding the delegated duties and responsibilities and any Awards so granted.

4.5.    INDEMNIFICATION. Each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with this Article 4 shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE 5

SHARES SUBJECT TO THE PLAN

5.1.    NUMBER OF SHARES. Subject to adjustment as provided in Sections 5.2 and Section 15.1, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be 75,000,000. The maximum number of Shares that may be issued upon exercise of Incentive Stock Options granted under the Plan shall be 75,000,000.

5.2.    SHARE COUNTING. Shares covered by an Award shall be subtracted from the Plan share reserve as of the Grant Date as provided in subsection (a) below, but shall be added back to the Plan share reserve or otherwise treated in accordance with subsections (b) through (i) of this Section 5.2.

(a)          To the extent that an Award is canceled, terminates, expires, is forfeited or lapses for any reason, any unissued or forfeited Shares subject to the Award will be added back to the Plan share reserve and again be available for issuance pursuant to Awards granted under the Plan.

(b)          Shares subject to Awards settled in cash will be added back to the Plan share reserve and again be available for issuance pursuant to Awards granted under the Plan.

(c)          Shares withheld or repurchased from an Award or delivered by a Participant to satisfy minimum tax withholding requirements will be added back to the Plan share reserve and again be available for issuance pursuant to Awards granted under the Plan.

(d)          If the exercise price of an Option is satisfied in whole or in part by delivering Shares to the Company (by either actual delivery or attestation), the number of Shares so tendered (by delivery or attestation) shall be added to the Plan share reserve and will be available for issuance pursuant to Awards granted under the Plan.

(e)          To the extent that the full number of Shares subject to an Option or SAR is not issued upon exercise of the Option or SAR for any reason, including by reason of net-settlement of the Award, the unissued Shares originally subject to the Award will be added back to the Plan share reserve and again be available for issuance pursuant to other Awards granted under the Plan.

(f)          To the extent that the full number of Shares subject to a Full Value Award is not issued for any reason, including by reason of failure to achieve maximum performance goals, the unissued Shares originally subject to the Award will be added back to the Plan share reserve and again be available for issuance pursuant to Awards granted under the Plan.

(g)          Substitute Awards granted pursuant to Section 14.9 of the Plan shall not count against the Shares otherwise available for issuance under the Plan under Section 5.1.

(h)          Shares available under a stockholder-approved plan of a company acquired by the Company (as appropriately adjusted to Shares to reflect the transaction) may be issued under the Plan pursuant to Awards granted to individuals who were not employees of the Company or its Affiliates immediately before such transaction and will not count against the maximum share limitation specified in Section 5.1.

5.3.    STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

5.4.    LIMITATION ON AWARDS. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Article 15):

(a)          Options. The maximum number of Shares subject to time-vesting Options granted under the Plan in any 12-month period to any one Participant shall be 25,000,000.

(b)          SARs. The maximum number of Shares subject to time-vesting Stock Appreciation Rights granted under the Plan in any 12-month period to any one Participant shall be 25,00,000.

(c)          Performance Awards. With respect to any one 12-month period (i) the maximum amount that may be paid to any one Participant for Performance Awards payable in cash or property other than Shares shall be $15,000,000, and (ii) the maximum number of Shares that may be paid to any one Participant for Performance Awards payable in Stock shall be 25,000,000 Shares. For purposes of applying these limits in the case of multi-year performance periods, the amount of cash or property or number of Shares deemed paid with respect to any one 12-month period is the total amount payable or Shares earned for the performance period divided by the number of 12-month periods in the performance period.

ARTICLE 6

ELIGIBILITY

6.1.    GENERAL. Awards may be granted only to Eligible Participants. Incentive Stock Options may be granted only to Eligible Participants who are employees of the Company or a Parent or Subsidiary as defined in Section 424(e) and (f) of the Code. Eligible Participants who are service providers to an Affiliate may be granted Options or SARs under this Plan only if the Affiliate qualifies as an “eligible issuer of service recipient stock” within the meaning of §1.409A-1(b)(5)(iii)(E) of the final regulations under Code Section 409A.

ARTICLE 7

STOCK OPTIONS

7.1.    GENERAL. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a)          Exercise Price. The exercise price per Share under an Option shall be determined by the Committee, provided that the exercise price for any Option (other than an Option issued as a substitute Award pursuant to Section 14.9) shall not be less than the Fair Market Value as of the Grant Date.

(b)          Prohibition on Repricing. Except as otherwise provided in Section 15.1, the exercise price of an Option may not be reduced, directly or indirectly by cancellation and regrant or otherwise, without the prior approval of the stockholders of the Company. In addition, the Company may not, without the prior approval of stockholders of the Company, repurchase an Option for value from a Participant if the current Fair Market Value of the Shares underlying the Option is lower than the exercise price per share of the Option.

(c)          Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 7.1(e), and may include in the Award Certificate a provision that an Option that is otherwise exercisable and has an exercise price that is less than the Fair Market Value of the Stock on the last day of its term will be automatically exercised on such final date of the term by means of a “net exercise,” thus entitling the optionee to Shares equal to the intrinsic value of the Option on such exercise date, less the number of Shares required for tax withholding. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested.

(d)          Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, and the methods by which Shares shall be delivered or deemed to be delivered to Participants. As determined by the Committee at or after the Grant Date, payment of the exercise price of an Option may be made, in whole or in part, in the form of (i) cash or cash equivalents, (ii) delivery (by either actual delivery or attestation) of previously-acquired Shares based on the Fair Market Value of the Shares on the date the Option is exercised, (iii) withholding of Shares from the Option based on the Fair Market Value of the Shares on the date the Option is exercised, (iv) broker-assisted market sales, or (iv) any other “cashless exercise” arrangement.

(e)          Exercise Term. Except for Nonstatutory Options granted to Participants outside the United States, no Option granted under the Plan shall be exercisable for more than ten years from the Grant Date.

(f)          No Deferral Feature. No Option shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the exercise or disposition of the Option.

(g)          No Dividend Equivalents. No Option shall provide for Dividend Equivalents.

7.2.    INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Options granted under the Plan must comply with the requirements of Section 422 of the Code. Without limiting the foregoing, any Incentive Stock Option granted to a Participant who at the Grant Date owns more than 10% of the voting power of all classes of shares of the Company must have an exercise price per Share of not less than 110% of the Fair Market Value per Share on the Grant Date and an Option term of not more than five years. If all of the requirements of Section 422 of the Code (including the above) are not met, the Option shall automatically become a Nonstatutory Stock Option.

ARTICLE 8

STOCK APPRECIATION RIGHTS

8.1.    GRANT OF STOCK APPRECIATION RIGHTS. The Committee is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:

(a)          Right to Payment. Upon the exercise of a SAR, the Participant has the right to receive, for each Share with respect to which the SAR is being exercised, the excess, if any, of:

(1)          The Fair Market Value of one Share on the date of exercise; over

(2)          The base price of the SAR as determined by the Committee and set forth in the Award Certificate, which shall not be less than the Fair Market Value of one Share on the Grant Date.

(b)          Prohibition on Repricing. Except as otherwise provided in Section 15.1, the base price of a SAR may not be reduced, directly or indirectly by cancellation and regrant or otherwise, without the prior approval of the stockholders of the Company. In addition, the Company may not, without the prior approval of stockholders of the Company, repurchase a SAR for value from a Participant if the current Fair Market Value of the Shares underlying the SAR is lower than the base price per share of the SAR.

(c)          Time and Conditions of Exercise. The Committee shall determine the time or times at which a SAR may be exercised in whole or in part, and may include in the Award Certificate a provision that a SAR that is otherwise exercisable and has a base price that is less than the Fair Market Value of the Stock on the last day of its term will be automatically exercised on such final date of the term, thus entitling the holder to cash or Shares equal to the intrinsic value of the SAR on such exercise date, less the cash or number of Shares required for tax withholding. Except for SARs granted to Participants outside the United States, no SAR shall be exercisable for more than ten years from the Grant Date.

(d)          No Deferral Feature. No SAR shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the exercise or disposition of the SAR.

(e)          No Dividend Equivalents. No SAR shall provide for Dividend Equivalents.

(f)          Other Terms. All SARs shall be evidenced by an Award Certificate. Subject to the limitations of this Article 8, the terms, methods of exercise, methods of settlement, form of consideration payable in settlement (e.g., cash, Shares or other property), and any other terms and conditions of the SAR shall be determined by the Committee at the time of the grant and shall be reflected in the Award Certificate.

ARTICLE 9

RESTRICTED STOCK AND STOCK UNITS

9.1.    GRANT OF RESTRICTED STOCK AND STOCK UNITS. The Committee is authorized to make Awards of Restricted Stock, Restricted Stock Units or Deferred Stock Units to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. An Award of Restricted Stock, Restricted Stock Units or Deferred Stock Units shall be evidenced by an Award Certificate setting forth the terms, conditions, and restrictions applicable to the Award.

9.2.    ISSUANCE AND RESTRICTIONS. Restricted Stock, Restricted Stock Units or Deferred Stock Units shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, for example, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter. Except as otherwise provided in an Award Certificate or any special Plan document governing an Award, a Participant shall have none of the rights of a stockholder with respect to Restricted Stock Units or Deferred Stock Units until such time as Shares of Stock are paid in settlement of such Awards.

9.3     DIVIDENDS ON RESTRICTED STOCK. In the case of Restricted Stock, the Committee may provide that ordinary cash dividends declared on the Shares before they are vested (i) will be forfeited, (ii) will be deemed to have been reinvested in additional Shares or otherwise reinvested (subject to Share availability under Section 5.1 hereof), or (iii) in the case of Restricted Stock that is not subject to performance-based vesting, will be paid or distributed to the Participant as accrued (in which case, such dividends must be paid or distributed no later than the 15th day of the 3rd month following the later of (A) the calendar year in which the corresponding dividends were paid to stockholders, or (B) the first calendar year in which the Participant’s right to such dividends is no longer subject to a substantial risk of forfeiture). Unless otherwise provided by the Committee, dividends accrued on Shares of Restricted Stock before they are vested shall, as provided in the Award Certificate, either (i) be reinvested in the form of additional Shares, which shall be subject to the same vesting provisions as provided for the host Award, or (ii) be credited by the Company to an account for the Participant and accumulated without interest until the date upon which the host Award becomes vested, and any dividends accrued with respect to forfeited Restricted Stock will be reconveyed to the Company without further consideration or any act or action by the Participant.

9.4.    FORFEITURE. Subject to the terms of the Award Certificate and except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of Continuous Service during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Restricted Stock or Restricted Stock Units that are at that time subject to restrictions shall be forfeited.

9.5.    DELIVERY OF RESTRICTED STOCK. Shares of Restricted Stock shall be delivered to the Participant at the Grant Date either by book-entry registration or by delivering to the Participant, or a custodian or escrow agent (including, without limitation, the Company or one or more of its employees) designated by the Committee, a stock certificate or certificates registered in the name of the Participant. If physical certificates representing shares of Restricted Stock are registered in the name of the Participant, such certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

ARTICLE 10

PERFORMANCE AWARDS

10.1.  GRANT OF PERFORMANCE AWARDS. The Committee is authorized to grant any Award under this Plan, including cash-based Awards, with performance-based vesting criteria, on such terms and conditions as may be selected by the Committee. Any such Awards with performance-based vesting criteria are referred to herein as Performance Awards. The Committee shall have the complete discretion to determine the number of Performance Awards granted to each Participant, subject to Section 5.4, and to designate the provisions of such Performance Awards as provided in Section 4.3. All Performance Awards shall be evidenced by an Award Certificate or a written program established by the Committee, pursuant to which Performance Awards are awarded under the Plan under uniform terms, conditions and restrictions set forth in such written program.

10.2.  PERFORMANCE GOALS. The Committee may establish performance goals for Performance Awards which may be based on any criteria selected by the Committee. Such performance goals may be described in terms of Company-wide objectives or in terms of objectives that relate to the performance of the Participant, an Affiliate or a division, region, department or function within the Company or an Affiliate. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or an Affiliate conducts its business, or other events or circumstances render performance goals to be unsuitable, the Committee may modify such performance goals in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit or function during a performance period, the Committee may determine that the performance goals or performance period are no longer appropriate and may (i) adjust, change or eliminate the performance goals or the applicable performance period as it deems appropriate to make such goals and period comparable to the initial goals and period, or (ii) make a cash payment to the participant in an amount determined by the Committee. The foregoing two sentences shall not apply with respect to a Performance Award that is intended to be a Qualified Performance-Based Award if the recipient of such award (a) was a Covered Employee on the date of the modification, adjustment, change or elimination of the performance goals or performance period, or (b) in the reasonable judgment of the Committee, may be a Covered Employee on the date the Performance Award is expected to be paid.

ARTICLE 11

QUALIFIED PERFORMANCE-BASED AWARDS

11.1.  OPTIONS AND STOCK APPRECIATION RIGHTS. The provisions of the Plan are intended to ensure that all Options and Stock Appreciation Rights granted hereunder to any Covered Employee shall qualify for the Section 162(m) Exemption.

11.2.  OTHER AWARDS. When granting any other Award, the Committee may designate such Award as a Qualified Performance-Based Award, based upon a determination that the recipient is or may be a Covered Employee with respect to such Award, and the Committee wishes such Award to qualify for the Section 162(m) Exemption. If an Award is so designated, the Committee shall establish performance goals for such Award within the time period prescribed by Section 162(m) of the Code based on one or more of the following Qualified Business Criteria, which may be expressed in terms of Company-wide objectives or in terms of objectives that relate to the performance of an Affiliate or a division, region, department or function within the Company or an Affiliate:

•	Revenue
•	Sales
•	Profit (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures)
•	Earnings (EBIT, EBITDA, earnings per share, or other corporate earnings measures)
•	Net income (before or after taxes, operating income or other income measures)
•	Cash (cash flow, cash generation, working capital, or other cash measures)
•	Stock price or performance
•	Total stockholder return (stock price appreciation plus reinvested dividends)
•	Return on equity
•	Return on assets
•	Return on investment
•	Market share
•	Improvements in capital structure
•	Expenses (expense management, expense ratio, expense efficiency ratios or other expense measures)
•	Business expansion or consolidation (acquisitions, divestitures, in-licensing, or product acquisitions)
•	Market capitalization
•	Clinical and regulatory milestones
•	Corporate financing activities
•	Supply, production, and manufacturing milestones
•	Corporate partnerships or strategic alliances

Performance goals with respect to the foregoing Qualified Business Criteria may be specified in absolute terms, in percentages, or in terms of growth from period to period or growth rates over time, as well as measured relative to the performance of a group of comparator companies, or a published or special index, or a stock market index, that the Committee deems appropriate. Any member of a comparator group or an index that ceases to exist during a measurement period shall be disregarded for the entire measurement period. Performance Goals need not be based upon an increase or positive result under a business criterion and could include, for example, the maintenance of the status quo or the limitation of economic losses (measured, in each case, by reference to a specific business criterion).

11.3.  PERFORMANCE GOALS. Each Qualified Performance-Based Award (other than a market-priced Option or SAR) shall be earned, vested and payable (as applicable) only upon the achievement of performance goals established by the Committee based upon one or more of the Qualified Business Criteria, together with the satisfaction of any other conditions, such as continued employment, as the Committee may determine to be appropriate; provided, however, that the Committee may provide, either in connection with the grant thereof or by amendment thereafter, that achievement of such performance goals will be waived, in whole or in part, upon (i) the termination of employment of a Participant by reason of death or Disability, or (ii) the occurrence of a Change in Control. Performance periods established by the Committee for any such Qualified Performance-Based Award may be as short as three months and may be any longer period. In addition, the Committee has the right, in connection with the grant of a Qualified Performance-Based Award, to exercise negative discretion to determine that the portion of such Award actually earned, vested and/or payable (as applicable) shall be less than the portion that would be earned, vested and/or payable based solely upon application of the applicable performance goals.

11.4.  INCLUSIONS AND EXCLUSIONS FROM PERFORMANCE CRITERIA. The Committee may provide in any Qualified Performance-Based Award, at the time the performance goals are established, that any evaluation of performance shall exclude or otherwise objectively adjust for any specified circumstance or event that occurs during a performance period, including by way of example but without limitation the following: (a) asset write-downs or impairment charges; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (d) accruals for reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in then-current accounting principles; (f) extraordinary nonrecurring items as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year; (g) acquisitions or divestitures; and (h) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

11.5.  CERTIFICATION OF PERFORMANCE GOALS. Any payment of a Qualified Performance-Based Award granted with performance goals pursuant to Section 11.3 above shall be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied. Except as specifically provided in Section 11.3, no Qualified Performance-Based Award held by a Covered Employee or by an employee who in the reasonable judgment of the Committee may be a Covered Employee on the date of payment, may be amended, nor may the Committee exercise any discretionary authority it may otherwise have under the Plan with respect to a Qualified Performance-Based Award under the Plan, in any manner to waive the achievement of the applicable performance goal based on Qualified Business Criteria or to increase the amount payable pursuant thereto or the value thereof, or otherwise in a manner that would cause the Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption.

11.6.  AWARD LIMITS. Section 5.4 sets forth, with respect to any one 12-month period, (i) the maximum number of time-vesting Options or SARs that may be granted to any one Participant, (i) the maximum amount that may be paid to any one Participant for Performance Awards payable in cash or property other than Shares, and (iii) the maximum number of Shares that may be paid to any one Participant for Performance Awards payable in Stock.

ARTICLE 12

DIVIDEND EQUIVALENTS

12.1.  GRANT OF DIVIDEND EQUIVALENTS. The Committee is authorized to grant Dividend Equivalents with respect to Full-Value Awards granted hereunder, subject to such terms and conditions as may be selected by the Committee. Dividend Equivalents shall entitle the Participant to receive payments equal to ordinary cash dividends or distributions with respect to all or a portion of the number of Shares subject to a Full-Value Award, as determined by the Committee. The Committee may provide that Dividend Equivalents (i) will be deemed to have been reinvested in additional Shares or otherwise reinvested, or (ii) except in the case of Performance Awards, will be paid or distributed to the Participant as accrued (in which case, such Dividend Equivalents must be paid or distributed no later than the 15th day of the 3rd month following the later of (A) the calendar year in which the corresponding dividends were paid to stockholders, or (B) the first calendar year in which the Participant’s right to such Dividends Equivalents is no longer subject to a substantial risk of forfeiture). Unless otherwise provided by the Committee, Dividend Equivalents accruing on unvested Full-Value Awards shall, as provided in the Award Certificate, either (i) be reinvested in the form of additional Shares, which shall be subject to the same vesting provisions as provided for the host Award, or (ii) be credited by the Company to an account for the Participant and accumulated without interest until the date upon which the host Award becomes vested, and any Dividend Equivalents accrued with respect to forfeited Awards will be reconveyed to the Company without further consideration or any act or action by the Participant.

ARTICLE 13

STOCK OR OTHER STOCK-BASED AWARDS

13.1.  GRANT OF STOCK OR OTHER STOCK-BASED AWARDS. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation Shares awarded purely as a “bonus” and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, and Awards valued by reference to book value of Shares or the value of securities of or the performance of specified Parents or Subsidiaries. The Committee shall determine the terms and conditions of such Awards.

ARTICLE 14

PROVISIONS APPLICABLE TO AWARDS

14.1.  AWARD CERTIFICATES. Each Award shall be evidenced by an Award Certificate. Each Award Certificate shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

14.2.  FORM OF PAYMENT FOR AWARDS. At the discretion of the Committee, payment of Awards may be made in cash, Stock, a combination of cash and Stock, or any other form of property as the Committee shall determine. In addition, payment of Awards may include such terms, conditions, restrictions and/or limitations, if any, as the Committee deems appropriate, including, in the case of Awards paid in the form of Stock, restrictions on transfer and forfeiture provisions. Further, payment of Awards may be made in the form of a lump sum, or in installments, as determined by the Committee.

14.3.  LIMITS ON TRANSFER. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution; provided, however, that that Nonstatutory Stock Options may be transferred without consideration to members of a Participant’s immediate family (“Immediate Family Members”), to trusts in which such Immediate Family Members have more than fifty percent (50%) of the beneficial interest, to foundations in which such Immediate Family Members (or the Participant) control the management of assets, and to any other entity (including limited partnerships and limited liability companies) in which the Immediate Family Members (or the Participant) own more than fifty percent (50%) of the voting interest; and, provided, further, that the Committee may (but need not) permit other transfers (other than transfers for value) where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.

14.4.  BENEFICIARIES. Notwithstanding Section 14.3, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Certificate applicable to the Participant, except to the extent the Plan and Award Certificate otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, any payment due to the Participant shall be made to the Participant’s estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant, in the manner provided by the Company, at any time provided the change or revocation is filed with the Committee.

14.5.  STOCK TRADING RESTRICTIONS. All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

14.6.  EFFECT OF A CHANGE IN CONTROL. Except as otherwise provided in the Award Certificate or any special Plan document governing an Award, upon the occurrence of a Change in Control, (i) all outstanding Options, SARs, and other Awards in the nature of rights that may be exercised shall become fully exercisable, and (ii) all time-based vesting restrictions on outstanding Awards shall lapse. Except as otherwise provided in the Award Certificate or any special Plan document governing an Award, upon the occurrence of a Change in Control, the target payout opportunities attainable under all outstanding performance-based Awards shall be deemed to have been fully earned as of the effective date of the Change in Control based upon an assumed achievement of all relevant performance goals at the "target" level of performance as of the date of the Change in Control and there shall be pro-rata payout to Participants within thirty (30) days following the effective date of the Change in Control based upon the length of time within the performance period that has elapsed prior to the Change in Control.

14.7.  ACCELERATION FOR OTHER REASONS. Regardless of whether an event has occurred as described in Section 14.6 above, the Committee may in its sole discretion at any time determine that, upon the termination of service of a Participant for any reason, or the occurrence of a Change in Control, all or a portion of such Participant’s Options or SARs shall become fully or partially exercisable, that all or a part of the restrictions on all or a portion of the Participant’s outstanding Awards shall lapse, and/or that any performance-based criteria with respect to any Awards held by that Participant shall be deemed to be wholly or partially satisfied, in each case, as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among Participants and among Awards granted to a Participant in exercising its discretion pursuant to this Section 14.7.

14.8.  FORFEITURE EVENTS. Awards under the Plan shall be subject to any compensation recoupment policy that the Company may adopt from time to time that is applicable by its terms to the Participant. In addition, the Committee may specify in an Award Certificate that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, (i) termination of employment for cause, (ii) violation of material Company or Affiliate policies, (iii) breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, (iv) other conduct by the Participant that is detrimental to the business or reputation of the Company or any Affiliate, or (v) a later determination that the vesting of, or amount realized from, a Performance Award was based on materially inaccurate financial statements or any other materially inaccurate performance metric criteria, whether or not the Participant caused or contributed to such material inaccuracy.

14.9.  SUBSTITUTE AWARDS. The Committee may grant Awards under the Plan in substitution for stock and stock-based awards held by employees of another entity who become employees of the Company or an Affiliate as a result of a merger or consolidation of the former employing entity with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the former employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

ARTICLE 15

CHANGES IN CAPITAL STRUCTURE

15.1.  MANDATORY ADJUSTMENTS. In the event of a nonreciprocal transaction between the Company and its stockholders that causes the per-share value of the Stock to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering, or large nonrecurring cash dividend), the authorization limits under Section 5.1 and 5.4 shall be adjusted proportionately, and the Committee shall make such adjustments to the Plan and Awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction. Action by the Committee may include: (i) adjustment of the number and kind of shares that may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable. Notwithstanding the foregoing, the Committee shall not make any adjustments to outstanding Options or SARs that would constitute a modification or substitution of the stock right under Treas. Reg. Sections 1.409A-1(b)(5)(v) that would be treated as the grant of a new stock right or change in the form of payment for purposes of Code Section 409A. Without limiting the foregoing, in the event of a subdivision of the outstanding Stock (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding Stock into a lesser number of Shares, the authorization limits under Section 5.1 and 5.4 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically, without the necessity for any additional action by the Committee, be adjusted proportionately without any change in the aggregate purchase price therefor.

15.2   DISCRETIONARY ADJUSTMENTS. Upon the occurrence or in anticipation of any corporate event or transaction involving the Company (including, without limitation, any merger, reorganization, recapitalization, combination or exchange of shares, or any transaction described in Section 15.1), the Committee may, in its sole discretion, provide (i) that Awards will be settled in cash rather than Stock, (ii) that Awards will become immediately vested and non-forfeitable and exercisable (in whole or in part) and will expire after a designated period of time to the extent not then exercised, (iii) that Awards will be assumed by another party to a transaction or otherwise be equitably converted or substituted in connection with such transaction, (iv) that outstanding Awards may be settled by payment in cash or cash equivalents equal to the excess of the Fair Market Value of the underlying Stock, as of a specified date associated with the transaction, over the exercise or base price of the Award, (v) that performance targets and performance periods for Performance Awards will be modified, consistent with Code Section 162(m) where applicable, or (vi) any combination of the foregoing. The Committee’s determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated.

15.3   GENERAL. Any discretionary adjustments made pursuant to this Article 15 shall be subject to the provisions of Section 16.2. To the extent that any adjustments made pursuant to this Article 15 cause Incentive Stock Options to cease to qualify as Incentive Stock Options, such Options shall be deemed to be Nonstatutory Stock Options.

ARTICLE 16

AMENDMENT, MODIFICATION AND TERMINATION

16.1.  AMENDMENT, MODIFICATION AND TERMINATION. The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without stockholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board or the Committee, constitute a material change requiring stockholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of an Exchange, then such amendment shall be subject to stockholder approval; and provided, further, that the Board or Committee may condition any other amendment or modification on the approval of stockholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable (i) to comply with the listing or other requirements of an Exchange, or (ii) to satisfy any other tax, securities or other applicable laws, policies or regulations.

16.2.  AWARDS PREVIOUSLY GRANTED. At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however:

(a)          Subject to the terms of the applicable Award Certificate, such amendment, modification or termination shall not, without the Participant’s consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination (with the per-share value of an Option or SAR for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment or termination over the exercise or base price of such Award);

(b)          The original term of an Option or SAR may not be extended without the prior approval of the stockholders of the Company;

(c)          Except as otherwise provided in Section 15.1, the exercise price of an Option or base price of a SAR may not be reduced, directly or indirectly, without the prior approval of the stockholders of the Company; and

(d)          No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant affected thereby. An outstanding Award shall not be deemed to be “adversely affected” by a Plan amendment if such amendment would not reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment (with the per-share value of an Option or SAR for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment over the exercise or base price of such Award).

16.3.  COMPLIANCE AMENDMENTS. Notwithstanding anything in the Plan or in any Award Certificate to the contrary, the Board may amend the Plan or an Award Certificate, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or Award Certificate to any present or future law relating to plans of this or similar nature (including, but not limited to, Section 409A of the Code), and to the administrative regulations and rulings promulgated thereunder. By accepting an Award under this Plan, a Participant agrees to any amendment made pursuant to this Section 16.3 to any Award granted under the Plan without further consideration or action.

ARTICLE 17

GENERAL PROVISIONS

17.1.  RIGHTS OF PARTICIPANTS.

(a)          No Participant or any Eligible Participant shall have any claim to be granted any Award under the Plan. Neither the Company, its Affiliates nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among Eligible Participants who receive, or are eligible to receive, Awards (whether or not such Eligible Participants are similarly situated).

(b)          Nothing in the Plan, any Award Certificate or any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant’s employment or status as an officer, or any Participant’s service as a director or consultant, at any time, nor confer upon any Participant any right to continue as an employee, officer, director or consultant of the Company or any Affiliate, whether for the duration of a Participant’s Award or otherwise.

(c)          Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company or any Affiliate and, accordingly, subject to Article 16, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company or an of its Affiliates.

(d)          No Award gives a Participant any of the rights of a stockholder of the Company unless and until Shares are in fact issued to such person in connection with such Award.

17.2.  WITHHOLDING. The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company or such Affiliate, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan. The obligations of the Company under the Plan will be conditioned on such payment or arrangements and the Company or such Affiliate will, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant. Unless otherwise determined by the Committee at the time the Award is granted or thereafter, any such withholding requirement may be satisfied, in whole or in part, by withholding from the Award Shares having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes. All such elections shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

17.3.  SPECIAL PROVISIONS RELATED TO SECTION 409A OF THE CODE.

(a)          General. It is intended that the payments and benefits provided under the Plan and any Award shall either be exempt from the application of, or comply with, the requirements of Section 409A of the Code. The Plan and all Award Certificates shall be construed in a manner that effects such intent. Nevertheless, the tax treatment of the benefits provided under the Plan or any Award is not warranted or guaranteed. Neither the Company, its Affiliates nor their respective directors, officers, employees or advisers (other than in his or her capacity as a Participant) shall be held liable for any taxes, interest, penalties or other monetary amounts owed by any Participant or other taxpayer as a result of the Plan or any Award.

(b)          Definitional Restrictions. Notwithstanding anything in the Plan or in any Award Certificate to the contrary, to the extent that any amount or benefit that would constitute non-exempt “deferred compensation” for purposes of Section 409A of the Code (“Non-Exempt Deferred Compensation”) would otherwise be payable or distributable, or a different form of payment (e.g., lump sum or installment) of such Non-Exempt Deferred Compensation would be effected, under the Plan or any Award Certificate by reason of the occurrence of a Change in Control, or the Participant’s Disability or separation from service, such Non-Exempt Deferred Compensation will not be payable or distributable to the Participant, and/or such different form of payment will not be effected, by reason of such circumstance unless the circumstances giving rise to such Change in Control, Disability or separation from service meet any description or definition of “change in control event”, “disability” or “separation from service”, as the case may be, in Section 409A of the Code and applicable regulations (without giving effect to any elective provisions that may be available under such definition). This provision does not prohibit the vesting of any Award upon a Change in Control, Disability or separation from service, however defined. If this provision prevents the payment or distribution of any amount or benefit, or the application of a different form of payment of any amount or benefit, such payment or distribution shall be made at the time and in the form that would have applied absent the Change in Control, Disability or separation from service as applicable.

(c)          Allocation among Possible Exemptions. If any one or more Awards granted under the Plan to a Participant could qualify for any separation pay exemption described in Treas. Reg. Section 1.409A-1(b)(9), but such Awards in the aggregate exceed the dollar limit permitted for the separation pay exemptions, the Company (acting through the Committee or the Chief Financial Officer) shall determine which Awards or portions thereof will be subject to such exemptions.

(d)          Six-Month Delay in Certain Circumstances. Notwithstanding anything in the Plan or in any Award Certificate to the contrary, if any amount or benefit that would constitute Non-Exempt Deferred Compensation would otherwise be payable or distributable under this Plan or any Award Certificate by reason of a Participant’s separation from service during a period in which the Participant is a Specified Employee (as defined below), then, subject to any permissible acceleration of payment by the Committee under Treas. Reg. Section 1.409A-3(j)(4)(ii) (domestic relations order), (j)(4)(iii) (conflicts of interest), or (j)(4)(vi) (payment of employment taxes):

(i)           the amount of such Non-Exempt Deferred Compensation that would otherwise be payable during the six-month period immediately following the Participant’s separation from service will be accumulated through and paid or provided on the first day of the seventh month following the Participant’s separation from service (or, if the Participant dies during such period, within 30 days after the Participant's death) (in either case, the “Required Delay Period”); and

(ii)          the normal payment or distribution schedule for any remaining payments or distributions will resume at the end of the Required Delay Period.

For purposes of this Plan, the term “Specified Employee” has the meaning given such term in Code Section 409A and the final regulations thereunder; provided, however, that, as permitted in such final regulations, the Company’s Specified Employees and its application of the six-month delay rule of Code Section 409A(a)(2)(B)(i) shall be determined in accordance with rules adopted by the Board or any committee of the Board, which shall be applied consistently with respect to all nonqualified deferred compensation arrangements of the Company, including this Plan.

(e)          Installment Payments. If, pursuant to an Award, a Participant is entitled to a series of installment payments, such Participant’s right to the series of installment payments shall be treated as a right to a series of separate payments and not to a single payment. For purposes of the preceding sentence, the term “series of installment payments” has the meaning provided in Treas. Reg. Section 1.409A-2(b)(2)(iii) (or any successor thereto).

(f)          Timing of Release of Claims. Whenever an Award conditions a payment or benefit on the Participant’s execution and non-revocation of a release of claims, such release must be executed and all revocation periods shall have expired within 60 days after the date of termination of the Participant’s employment; failing which such payment or benefit shall be forfeited. If such payment or benefit is exempt from Section 409A of the Code, the Company may elect to make or commence payment at any time during such 60-day period. If such payment or benefit constitutes Non-Exempt Deferred Compensation, then, subject to subsection (c) above, (i) if such 60-day period begins and ends in a single calendar year, the Company may make or commence payment at any time during such period at its discretion, and (ii) if such 60-day period begins in one calendar year and ends in the next calendar year, the payment shall be made or commence during the second such calendar year (or any later date specified for such payment under the applicable Award), even if such signing and non-revocation of the release occur during the first such calendar year included within such 60-day period. In other words, a Participant is not permitted to influence the calendar year of payment based on the timing of signing the release.

(g)          Permitted Acceleration. The Company shall have the sole authority to make any accelerated distribution permissible under Treas. Reg. section 1.409A-3(j)(4) to Participants of deferred amounts, provided that such distribution(s) meets the requirements of Treas. Reg. section 1.409A-3(j)(4).

17.4.  UNFUNDED STATUS OF AWARDS. The Plan is intended to be an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Certificate shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate. In its sole discretion, the Committee may authorize the creation of grantor trusts or other arrangements to meet the obligations created under the Plan to deliver Shares or payments in lieu of Shares or with respect to Awards. This Plan is not intended to be subject to ERISA.

17.5.  RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Affiliate unless provided otherwise in such other plan. Nothing contained in the Plan will prevent the Company from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

17.6.  EXPENSES. The expenses of administering the Plan shall be borne by the Company and its Affiliates.

17.7.  TITLES AND HEADINGS. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

17.8.  GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

17.9.  FRACTIONAL SHARES. No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down.

17.10. GOVERNMENT AND OTHER REGULATIONS.

(a)          Notwithstanding any other provision of the Plan, no Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act), sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.

(b)          Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Award upon any Exchange or under any foreign, federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee’s determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state or foreign law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

17.11. GOVERNING LAW. To the extent not governed by federal law, the Plan and all Award Certificates shall be construed in accordance with and governed by the laws of the State of Delaware.

17.12. SEVERABILITY. In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability will not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions will be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

17.13. NO LIMITATIONS ON RIGHTS OF COMPANY. The grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to draft or assume awards, other than under the Plan, to or with respect to any person. If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions of the Plan.

The foregoing is hereby acknowledged as being the Manhattan Pharmaceuticals, Inc. 2012 Incentive Plan as adopted by the Board on __________, 2012 and by the stockholders on _____________, 2012.

MANHATTAN PHARMACEUTICALS, INC.

By:

Its:

- 21 -